EXHIBIT 10.16

          Lease Agreement between CNL Hospitality Properties, L.P. and
               STC Leasing Associates, LLC, dated August 1, 1998,
              relating to the Residence Inn - Buckhead (Lenox Park)



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                      RESIDENCE INN - BUCKHEAD (Lenox Park)


                                 LEASE AGREEMENT

                                     Between

                         CNL HOSPITALITY PARTNERS, L.P.
                   a Delaware Limited Partnership Corporation,
                                  as Landlord,


                                       and


                          STC LEASING ASSOCIATES, LLC,
                      a Georgia Limited Liability Company,
                                   as Tenant,





                                      Dated
                                      as of

                                 August 1, 1998




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                                 LEASE AGREEMENT

                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I....................................................................1
         AGREEMENT TO LEASE..................................................1
                  1.1      Demise............................................1
                  1.2      Condition.........................................1
                  1.3      Quiet Enjoyment...................................2

ARTICLE II...................................................................2
         TERM................................................................2
                  2.1      Initial Term......................................2
                  2.2      Commencement Date.................................2
                  2.3      Option to Renew...................................2

ARTICLE III..................................................................3
         USE AND OPERATION OF PREMISES.......................................3
                  3.1      Permitted Use.....................................3
                  3.2      Standard of Operation.............................3
                  3.3      Compliance with Laws..............................3
                  3.4      Hazardous Materials and Sewage Prohibited.........4
                  3.5      Conflicting Businesses Prohibited.................5
                  3.6      Continuous Operations.............................6
                  3.7      Compliance With Restrictions, Etc.................6
                  3.8      Affiliate.........................................6
                  3.9      Additional Covenants of Tenant....................6

ARTICLE IV...................................................................7
         RENT................................................................7
                  4.1      Base Rent.........................................7
                  4.2      Percentage Rent...................................8
                  4.3      Payment of Percentage Rent........................9
                  4.4      Additional Rentals/Earn Out......................10
                  4.5      Financial Statements.............................10
                  4.6      Records..........................................11
                  4.7      Audit............................................11
                  4.8      Landlord Advances................................11
                  4.9      Sales Tax........................................12
                  4.10     Payment of Rent..................................12
                  4.11     Past Due Rent....................................12
                  4.12     No Abatement of Rent.............................12
                  4.13     Security for Tenant's Performance................12


                                        i

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ARTICLE V...................................................................13
         TAXES AND ASSESSMENTS..............................................13
                  5.1      Obligation to Pay Taxes..........................13
                  5.2      Tax and Insurance Escrow Account.................14

ARTICLE VI..................................................................15
         UTILITIES..........................................................15

ARTICLE VII.................................................................15
         AGREEMENTS, FEES, ETC..............................................15

ARTICLE VIII................................................................15
         INSURANCE..........................................................15
                  8.1      Insurance by Tenant..............................15
                  8.2      Carriers and Features............................18
                  8.3      Failure to Procure Insurance.....................18
                  8.4      Waiver of Subrogation............................19
                  8.5      No Separate Insurance............................19

ARTICLE IX..................................................................19
         DAMAGE OR DESTRUCTION..............................................19
                  9.1      Restoration and Repair...........................19
                  9.2      Insufficient Insurance Proceeds..................19
                  9.3      Escrow of Insurance Proceeds.....................20
                  9.4      Abatement of Rent................................20

ARTICLE X...................................................................21
         ADDITIONS, ALTERATIONS AND REMOVALS................................21
                  10.1     Prohibition......................................21
                  10.2     Permitted Renovations............................21
                  10.3     Additions, Expansions and Structural Alterations.22

ARTICLE XI..................................................................23
         MAINTENANCE AND REPAIRS............................................23
                  11.1     Repairs by Tenant................................23
                  11.2     Landlord's Obligation............................23
                  11.3     The FF&E Reserve.................................25

ARTICLE XII.................................................................26
         LANDLORD'S RIGHT TO INSPECT........................................26

ARTICLE XIII................................................................26
         ASSIGNMENT, TRANSFER AND SUBLETTING BY TENANT......................26
                  13.1     Transfers Prohibited Without Consent.............26
                  13.2     Indirect Transfer Prohibited Without Consent.....26
                  13.3     Adequate Assurances..............................27


                                       ii

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ARTICLE XIV.................................................................28
         LANDLORD'S INTEREST NOT SUBJECT TO LIENS...........................28
                  14.1     Liens, Generally.................................28
                  14.2     Mechanics Liens..................................28
                  14.3     Contest of Liens.................................28
                  14.4     Notices of Commencement of Construction..........29

ARTICLE XV..................................................................29
         CONDEMNATION.......................................................29
                  15.1     Complete Taking..................................29
                  15.2     Partial Taking...................................29
                  15.3     Award............................................29
                  15.4     Disputes.........................................30

ARTICLE XVI.................................................................30
         SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE......................30
                  16.1     Subordination....................................30
                  16.2     Attornment.......................................31
                  16.3     Rights of Mortgagees and Assignees...............31

ARTICLE XVII................................................................32
         END OF TERM........................................................32
                  17.1     Surrender of Premises............................32
                  17.2     Holding Over.....................................32

ARTICLE XVIII...............................................................32
         LIABILITY OF LANDLORD; INDEMNIFICATION.............................32
                  18.1     Liability of Landlord............................32
                  18.2     Indemnification of Landlord......................32
                  18.3     Notice of Claim or Suit..........................33
                  18.4     Limitation on Liability of Landlord..............33

ARTICLE XIX.................................................................34
         DEFAULT............................................................34
                  19.1     Events of Default................................34
                  19.2     Remedies on Default..............................35
                  19.3     Landlord May Cure Tenant Defaults................38
                  19.4     Landlord's Lien..................................38
                  19.6     Rights Cumulative................................39

ARTICLE XX..................................................................39
         REIT REQUIREMENTS..................................................39

ARTICLE XXI.................................................................40
         NOTICES............................................................40



                                       iii

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ARTICLE XXIII...............................................................41
         MISCELLANEOUS......................................................41
                  23.1     "Net" Lease......................................41
                  23.2     Estoppel Certificates............................41
                  23.3     Brokerage........................................42
                  23.4     No Partnership or Joint Venture..................42
                  23.5     Entire Agreement.................................42
                  23.6     Waiver...........................................42
                  23.7     Time.............................................42
                  23.8     Costs and Attorneys' Fees........................42
                  23.9     Approval of Landlord.............................43
                  23.10    Captions and Headings............................43
                  23.11    Severability.....................................43
                  23.12    Successors and Assigns...........................43
                  23.13    Applicable Law...................................43
                  23.14    Recordation of Memorandum of Lease...............43
                  23.15    Waiver of Jury Trial.............................43
                  23.16    Guaranty.........................................44
                  23.17    Landlord's Option to Terminate Lease.............44
                  23.18    Treatment of Lease...............................45
                  23.19    Landlord's Option to Acquire the Tenant's
                             Personal Property; Transfer of Licenses........45
                  23.20    Tenant's Representations.........................46
                  23.21    No Merger of Title...............................48
                  23.22    Additional Obligations relating to the
                             Franchise Agreement............................48

                                 LEASE AGREEMENT


         THIS LEASE AND AGREEMENT (the "Lease") made and entered into as of this 1st day of August, 1998 by and between CNL Hospitality Partners, L.P., a Delaware Limited Partnership (the "Landlord") and STC Leasing Associates, LLC, a Georgia Limited Liability Company (the "Tenant");

                              W I T N E S S E T H:

         WHEREAS, Landlord is the record owner of fee simple title to that certain parcel of real property located in Dekalb County, Georgia more particularly and legally described on Exhibit A attached hereto (the "Land"), upon which there has been constructed and located certain improvements in the nature of a 150 suite Residence Inn by Marriott, together with related paved parking and appurtenant improvements known as "Residence Inn" - Buckhead (Lenox
Park)(together the "Improvements"); and

         WHEREAS, Landlord is also the owner of the items of personal property more particularly described on Exhibit B attached hereto (the "FF&E") and

         WHEREAS, Tenant desires to lease from Landlord, and Landlord has agreed to lease to Tenant, all of the Land and Improvements and FF&E (together the "Premises"), upon the terms and conditions as more particularly hereinafter provided and described;

         NOW, THEREFORE, for and in consideration of the premises hereof, the sums of money to be paid hereunder, and the mutual and reciprocal obligations undertaken herein, the parties hereto do hereby covenant, stipulate and agree as follows:

                                    ARTICLE I
                               AGREEMENT TO LEASE

         1.1 Demise. Landlord, for and in consideration of the rents herein reserved and required to be paid by Tenant and of the covenants, promises and agreements herein contained, does hereby demise, let and lease unto Tenant, and Tenant, for and in consideration of the foregoing demise by Landlord and of the covenants, promises and agreements herein contained does hereby hire, lease and take as Tenant from Landlord the entire Premises, upon those terms and conditions hereinafter set forth together with and subject to easements, restrictions and reservations of record. The subject demise does not include the Tenant's operating supplies, inventory and equipment, more particularly described on Exhibit C attached hereto (the "Tenant's Personal Property").

         1.2 Condition. Tenant acknowledges and agrees that the Premises are and shall be leased by Landlord to Tenant and from Landlord by Tenant in its present "as is" condition, subject to the existing state of title and all applicable legal or governmental requirements, and Landlord makes absolutely no representations or warranties whatsoever with respect to the Premises or the condition thereof. Tenant acknowledges that Landlord has not investigated and does not warrant or represent to Tenant that the Premises are fit for the purposes intended by Tenant or for any other purpose or purposes whatsoever, and Tenant acknowledges that the

Premises are to be leased to Tenant in their existing condition, i.e., "as-is", and "where-is", without any representation or warranty as to habitability or fitness for any particular purpose, on and as of the Commencement Date defined in Section 2.2 below. Tenant, however, represents and acknowledges that all permits, licenses and approvals required by any governmental or quasi-governmental, body, department, commission, board, bureau, instrumentality or officer, or otherwise appropriate with respect to the construction, operation, leasing, maintenance or use of the Premises or any part thereof, have been issued and are valid and in full force and effect and that no provision, condition or limitation of any of the same has been breached or violated. Tenant acknowledges that Tenant shall, except as otherwise provided herein in Section 11.2, be solely responsible for any and all actions, repairs, permits, approvals and costs required for the rehabilitation, renovation, use, occupancy and
operation  of  the  Premises  in   accordance   with   applicable   governmental
requirements, foreseen or unforeseen, including, without limitation, all governmental charges and fees, if any, which may be due or payable to applicable authorities. Tenant agrees that, by leasing the Premises, Tenant warrants and represents that Tenant has examined and approved all things concerning the Premises which Tenant deems material to Tenant's leasing and use of the Premises. Tenant further acknowledges and agrees that (a) neither Landlord nor any agent of Landlord has made any representation or warranty, express or implied, concerning the Premises or which have induced Tenant to execute this Lease and (b) any other representations and warranties are expressly disclaimed by Landlord.

         1.3 Quiet Enjoyment. Landlord covenants and agrees that so long as Tenant shall timely pay all rents due to Landlord from Tenant hereunder and keep, observe and perform all covenants, promises and agreements on Tenant's part to be kept, observed and performed hereunder, Tenant shall and may peacefully and quietly have, hold and occupy the Premises free of any interference from Landlord; subject, however, and nevertheless to the terms, provisions and conditions of this Lease.

                                   ARTICLE II
                                      TERM

         2.1 Initial Term. The initial term of this Lease (sometimes the "Initial Term") shall, unless sooner terminated as elsewhere provided in this Lease, commence on the Commencement Date (as hereinafter defined) and terminate and expire at 11:59 p.m. on August 31, 2017. For purposes of this Lease the word "Term" shall mean and refer to the Initial Term and each five (5) year extension of this Lease duly exercised and effective pursuant to Section 2.3 hereof.

         2.2 Commencement Date. For the purposes of this Lease, the "Commencement Date" shall be August 1, 1998.

         2.3 Option to Renew. Tenant shall have and is hereby granted three (3) options to extend this Lease for an additional five (5) years each, upon the same terms, covenants, conditions and rental as set forth herein; provided that Tenant is not in default hereunder at the commencement of the respective additional period and provided Tenant has simultaneously extended the term of the Other Lease. Tenant may exercise each such five (5) year option successively by giving written notice to Landlord not less than twelve (12) months nor more than eighteen (18) months prior to the respective expiration of the initial Term of this Lease or of the then applicable option period. Should Tenant fail to give Landlord such timely written notice during the required period, all remaining rights of renewal shall automatically expire.

                                   ARTICLE III
                          USE AND OPERATION OF PREMISES

         3.1 Permitted Use. Tenant covenants and agrees that it shall, throughout the Term of this Lease, continuously use and occupy the Premises solely and exclusively as a limited service inn, for the accommodation of hotel guests, with appropriate amenities for the same and for no other purpose without interruption except for reasonable interruptions in respect to portions of the Premises for reasonable periods for repairs, renovations, replacements and rebuilding all of which shall be carried out pursuant to, and in accordance with the applicable provisions of this Lease (the foregoing being referred to as the "Permitted Use"). Without the prior written consent of the Landlord, no Affiliate of Tenant may be a subtenant or concessionaire in the Premises.

         3.2 Standard of Operation. Throughout the Term of this Lease, Tenant shall continuously operate the Premises in full compliance with the terms hereof and of that certain Franchise Agreement between Tenant and Marriott International, Inc. dated May 23, 1996 (for so long as the same is in effect) and thereafter pursuant to any other franchise agreement approved by Landlord (for the purposes hereof, the aforesaid Marriott Franchise Agreement and any subsequent franchise agreement are hereinafter together referred to as a "Franchise Agreement"). In the absence of a Franchise Agreement, Tenant shall continuously operate the Premises as a first-class extended stay hotel. Tenant shall endeavor and use good faith efforts to maximize Gross Receipts and gross operating profit for the Premises. Tenant shall further provide, or cause to be provided, all group services, facilities and benefits generally available to Residence Inns by Marriott operated elsewhere by Residence Inns by Marriott System Standards or the standards of any successor franchisor or licensor, if any. Tenant may, at its option and at its expense, engage a manager for the Premises; provided however, that any manager and any management agreement for the Premises shall be subject to Landlord's prior approval, shall be subordinate to this Lease (and accordingly all management fees shall be subordinate to rent hereunder) and shall terminate and expire, if not sooner, upon the expiration or earlier termination of this Lease. For purposes of Landlord's approval of a manager as required by the preceding sentence, the Landlord hereby agrees that any manager, (a) the principals of which are, and the majority of the beneficial interest of which are held and owned by, and the power to direct all operations and the day-to-day management is lodged in, Richard M. Stormont, and/or Donald
R. Trice and/or James M. Stormont, Jr., and (b) which is actually and primarily involved in the business of managing hotels and actually manages at least four
(4) hotels and 1000 rooms, shall be acceptable, provided the management agreement with such manager shall still require the Landlord's approval. The terms of Section 23.9 are not applicable to Landlord's approval herein.

         3.3 Compliance with Laws. Tenant shall at all times at its sole cost and expense, keep and maintain the Premises in compliance with all applicable laws, ordinances, statutes, rules, regulations, orders, directions and requirements of all federal, state, county and municipal governments and of all other governmental agencies or authorities having or claiming jurisdiction over the Premises or the business activities conducted thereon or therein and of all of their respective departments, bureaus, agencies or officers, and of any insurance underwriting board or insurance inspection bureau having or claiming such jurisdiction or any other body exercising similar functions and of all insurance companies from time to time selected by Tenant to write policies of insurance covering the Premises and any business or business activity conducted thereon or therein whether the same are currently existing or promulgated hereafter. Tenant agrees to give Landlord notice of any of the foregoing matters affecting the Premises which is or are enacted, passed, promulgated, made, issued or adopted a copy of which is served upon, or received by Tenant or a copy of which is posted on or fastened or attached to the Premises, within ten (10) days after service, receipt, posting, fastening or attaching. At the same time, the Tenant will inform Landlord as to the work or steps which Tenant proposes to do or take in order to comply therewith.

         Notwithstanding the generality of the foregoing, Tenant shall, at its sole expense, maintain the Premises in full compliance with all applicable federal, state or municipal laws, ordinances, rules and regulations currently in existence or hereafter enacted or rendered governing accessibility for the disabled or handicapped, including, but not limited to, any applicable provisions of The Architectural Barriers Act of 1968, The Rehabilitation Act of 1973, The Fair Housing Act of 1988, The Americans With Disabilities Act, the accessibility code(s), if any, of the State in which the Premises is located, and all regulations and guidelines promulgated under any all of the foregoing, as the same may be amended from time to time (collectively the "Accessibility Laws").

         In addition, Tenant shall not suffer or permit the Premises to be used by the public, as such without restriction or in such manner as might tend to impair Landlord's title to, or its reversionary interest in, the Premises or in such manner as might make possible a claim or claims of adverse usage or adverse possession by the public, as such or of implied dedication of the Premises or any portion thereof.

         3.4 Hazardous Materials and Sewage Prohibited. Except as permitted by applicable law, Tenant shall at all times during the Term of this Lease keep the Premises free of Hazardous Materials (as hereinafter defined). Neither Tenant nor any of its employees, agents, invitees, licensees, contractors, guests, or subtenants (if permitted) shall use, generate, manufacture, refine, treat, process, produce, store, deposit, handle, transport, release, or dispose of Hazardous Materials in, on or about the Premises or the groundwater thereof, in violation of any federal, state or municipal law, decision, statute, rule, ordinance or regulation currently in existence or hereafter enacted or rendered. Tenant shall give Landlord prompt written notice of any claim received by Tenant from any person, entity, or governmental agency that a release or disposal of Hazardous Materials has occurred on the Premises or the groundwater thereof. As used herein, the Term "Hazardous Materials" shall mean and be defined as any and all toxic or hazardous substances, chemicals, materials or pollutants, of any kind or nature, which are regulated, governed, restricted or prohibited by any federal, state or local law, decision, statute, rule, or ordinance currently in existence or hereafter enacted or rendered, and shall include (without limitation), all oil, gasoline and petroleum based substances.

         Tenant shall not discharge or permit to be discharged into any septic facility or sanitary sewer system serving the Premises any toxic or hazardous sewage or waste other than that which permitted by applicable law or which is normal domestic waste water for the type of business contemplated by this Lease to be conducted by Tenant on, in or from the Premises. Any toxic or hazardous sewage or waste which is produced or generated in connection with the use or operation of the Premises shall be handled and disposed of as required by and in compliance with all applicable local, state and federal laws, ordinances and rules or regulations or shall be pre- treated to the level of domestic wastewater prior to discharge into any septic facility or sanitary sewer system serving the Premises.

         3.5 Conflicting Businesses Prohibited. Landlord and Tenant hereby recognize and acknowledge (a) that the Base Rent and the Percentage Rent payable by Tenant to Landlord under this Lease have been established at the levels specified in this Lease upon the premise and with the expectation that Percentage Rent will constitute a material part of the total rents payable by Tenant to Landlord under this Lease, (b) that the expectation of receiving Percentage Rent constitutes a material consideration for Landlord's willingness to execute this Lease and thereby lease and demise the Premises to Tenant, and
(c) that the operation, management, franchising or ownership by Tenant or an Affiliate of Tenant of another business of the type specified in Section 3.1 above or any substantially similar or competing business (other than a full service hotel as hereinafter defined (such other business or substantially similar or competing business being referred to herein as a "Conflicting Business") within the trade area depicted on Exhibit D attached hereto (the "Proscribed Area") will tend to result in a decrease in the amount of Gross Receipts which would otherwise reasonably be expected to be made upon, within and from the Premises and thereby result in a reduction of the Percentage Rent which would otherwise be payable by Tenant to Landlord pursuant to this Lease in the absence of the operation of a Conflicting Business by Tenant or any Affiliate of Tenant (as hereinafter defined) within the Proscribed Area. Accordingly, Tenant on behalf of itself and its Affiliates, and Tenant's manager (who has joined in the execution of this Lease solely to acknowledge the restriction herein) agree that during the Term of this Lease neither Tenant, nor any Affiliate of Tenant nor Tenant's manager, shall operate, manage, franchise, own or have any other interest in a Conflicting Business within the Proscribed Area. In the event of a breach of this covenant, in addition to any other remedy otherwise available to Landlord, including injunctive relief, Landlord may, at its election, require that forty percent (40%) of all Gross Receipts made from any such Conflicting Business opened, operated, managed, leased, developed or owned by Tenant or any affiliate or subsidiary of Tenant within the Proscribed Area be included in the amount of Gross Receipts made from the Premises for purposes of the determination and calculation of the Percentage Rent due from Tenant to Landlord under this Lease (i.e., as though such Gross Receipts of the Conflicting Business had actually been made upon, within and from the Premises). If Landlord so elects, all provisions of Article IV of this Lease relating to Tenant's maintenance and submission to Landlord of books, records and statements shall be applicable to all books, records and statements pertaining to any such Conflicting Businesses. However, any such Conflicting Business existing within the Proscribed Area on the date of this Lease may continue to be operated, managed, conducted and owned by Tenant or any Affiliate or subsidiary of Tenant in the same manner as on the date of this Lease. Further, Tenant agrees that Tenant's sole business shall be to lease, and Tenant shall not incur any expenses or liability related to any business or activity other than leasing and operating, the Premises, the premises contemplated by the Other Lease (as hereinafter defined), and other premises owned or hereinafter owned by Landlord or its Affiliates pursuant to terms acceptable to Landlord and Tenant. For purposes hereof, "Full service hotel" shall mean, generally, a hotel with a restaurant, lounge facilities and meeting space as well as minimum service levels often including bell service and room service.

         3.6 Continuous Operations. Tenant shall continuously operate its business and maintain sufficient skilled staff and employees, and maintain adequate levels and quality of Tenant's Personal Property to operate the Premises as herein or otherwise required at its sole cost and expense throughout the entire Term of this Lease.

         3.7 Compliance With Restrictions, Etc. Tenant, at its expense, shall comply with all restrictive covenants and other title exceptions affecting the Premises and comply with and perform all of the obligations set forth in the same to the extent that the same are applicable to the Premises or to the extent that the same would, if not complied with or perform, impair or prevent the continued use, occupancy and operation of the Premises for the purposes set forth in this Lease. Further, in addition to Tenant's payment obligations under this Lease, Tenant shall pay all sums charged, levied or assessed under any restrictive covenants, declaration, reciprocal easement agreement or other title exceptions, equipment leases, leases and all other agreements affecting the Premises promptly as the same become due and shall furnish Landlord evidence of payment thereof.

         3.8 Affiliate. As used in this Lease the term "Affiliate" of any Person shall mean (a) any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, or any general partner in such Person or any officer or director, stockholder, or member of such Person or any employee, agent, representative, successor or assign of any of the foregoing;
(b) any trustee of such Person; or (c) if such Person is an individual, any member of the Family of such Person and any trusts for the benefit of such individual or Family members. For purposes of this Section 3.8, the term
"control" (including the correlative meanings of the terms "controlling," "controlled by" and "under common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or to cause the direction of the management policies of such Person whether through the ownership of voting securities or by contract or otherwise. Further, for purposes of this Section 3.8 "Family" shall mean, as to any Person, such Person's grandparents, all lineal descendants of such Person's grandparents, Persons adopted by, or stepchildren of, any such grandparent or descendant and Persons currently married to, or who are widows or widowers of, any such grandparent, descendant, adoptee or stepchild. In addition, for purposes of this definition, "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, and any federal, state, county or municipal government and any political subdivision thereof.

         3.9 Additional Covenants of Tenant. In addition to the other covenants and representations of Tenant herein, Tenant hereby covenants, acknowledges and agrees that Tenant shall:
                  (a)      Not guaranty any obligation of any Person;

                  (b) Pay or cause to be paid when due all lawful claims for labor and rents with respect to the Premises;

                  (c)      Pay or cause to be paid when due all trade payables;

                  (d) Not declare, order, pay or make, directly or indirectly, any distributions or any payments to any members or Affiliates of Tenant, including payments in the ordinary course of business and payments pursuant to management agreements with any such Affiliate) or set apart any sum of property therefore, or agree to do so, if, at the time of such proposed action or immediately after giving effect thereto, any monetary Event of Default shall exist;

                  (e) Except as otherwise permitted by this Lease, not sell, lease (as lessor or sublessor), transfer or otherwise dispose of or abandon, all or any material portion of its assets or business to any Person, or sell, lease, transfer or otherwise dispose of or abandon any of Tenant's Personal Property, provided, however, Tenant may dispose of portions of Tenant's Personal Property which have become inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary, provided substitute equipment or fixtures having equal or greater value and utility have been provided.

                  (f) Except for liabilities incurred in the ordinary course of business, not create, incur, assume or guarantee, or permit to exist or become or remain liable directly or indirectly upon, any obligation, contingent or otherwise, which in accordance with GAAP should be reflected on the obligor's balance sheet as a liability ("Indebtedness") except the following:

                           (i)      Indebtedness of Tenant to Landlord;

                           (ii) Unsecured borrowing of Tenant from its Affiliates which are by their terms expressly subordinate pursuant to a subordination agreement to the payments of Tenant's obligations under this Agreement; or

                           (iii) Deferred fees to the Manager as provided in the
                  Management Agreement, provided that such fees shall be, from and after the occurrence of a default or Event of Default, subordinate to all amounts owing to Landlord.

                                   ARTICLE IV
                                      RENT

         4.1 Base Rent. Subject to proration as set forth below, and subject to increase as set forth in Article 4.4, 9.2 and Article 11.2 hereof, Tenant shall pay as annual base rent for the Premises ("Base Rent") as follows: (a) for the first Lease Year (as hereinafter defined) the sum of ONE MILLION SIX HUNDRED FIFTY-FOUR THOUSAND THREE HUNDRED AND EIGHTY AND NO/100 DOLLARS ($1,654,380.00), together with all applicable sales and use and other taxes thereon, which shall be due and payable on the Commencement Date; and (b) for the second Lease Year and for each successive Lease Year thereafter during the Term, the sum of ONE MILLION SIX HUNDRED NINETY THREE THOUSAND SEVEN HUNDRED SEVENTY AND NO/100 DOLLARS ($1,693,770.00) together with all applicable sales and use and other taxes thereon (other than Landlord's income taxes) which , shall be due and payable in full on the first day of each such Lease Year. However, at Tenant's option, and so long as Tenant shall not be in default of its obligations under this Lease, Base Rent may be paid by Tenant to Landlord in equal monthly installments, in advance, on the first (1st) day of each calendar month commencing on the first (1st) day of the calendar month immediately following the Commencement Date, it being agreed that Base Rent payable with respect to the period between the Commencement Date and the first day of the following calendar month shall be due at the time that the first payment of Base Rent is due. In the event of a default by Tenant of its obligations under this Lease, the full amount of Base Rent for such period, less the aggregate amount of all monthly installments of Base Rent previously paid for such period, shall be immediately due and payable by Tenant to Landlord.

         For the purposes of this Lease, the term "Lease Year" shall mean and be defined as each twelve month period commencing on the first day of the calendar month immediately following the Commencement Date; provided, however, that the first Lease Year shall include the period from the Commencement Date to the first day of the next following calendar month. Base Rent shall be proportionately prorated for any extended or partial Lease Year (i.e., the first Lease Year and/or the final Lease Year).

         4.2 Percentage Rent. In addition to, and not in lieu of, Base Rent, Tenant shall pay to Landlord during the Term of this Lease a sum ("Percentage Rent") which, when combined with the Percentage Rent under the Other Lease, will equal fifteen percent (15%) of the consolidated Gross Receipts for the Premises and the premises under and contemplated by the Other Lease (as hereinafter defined) in excess of $8,080,000.00 for each calendar year during the Term of this Lease. For the convenience of Tenant, and for so long as Tenant is not in default hereunder or under the Other Lease, a portion of such Percentage Rent as determined above shall be payable hereunder and the balance shall be payable under the Other Lease. If there is a default hereunder or under the Other Lease, the entire fifteen percent (15%) of Percentage Rent shall be paid under the Lease which is not in default. Provided, further, if the Other Lease is terminated the threshold for calculating Percentage Rent at the rate of fifteen percent (15%) shall be FOUR MILLION SIX HUNDRED SEVENTY THOUSAND AND NO/100 DOLLARS ($4,670,000.00)

         For the purposes of this Lease and in the calculation of Percentage Rent, the term "Gross Receipts" shall mean and be defined as all revenues derived by Tenant or any operator or manager of the Premises on behalf of Tenant, or any part thereof, (or when the term is used with respect to any entity other than Tenant, all revenue derived by such other entity) in respect to the Premises from whatever source including without limitation all hotel departments, parking, services and operations, off-premises catering, if any, and all sales and services in, about and originating from the Premises (including any common area) excluding only: interest income earned by Tenant; the sale of used equipment, trade fixtures or any other capital assets; loan proceeds; capital contributions; condemnation proceeds (other than those received in respect of a temporary taking); insurance proceeds, other than so called "business interruption or rent insurance" proceeds; such credits allowances (but not allowances for bad debts) and refunds as are customary in the hotel industry; returns of merchandise from or on behalf of a customer; service charges paid by guests to the extent paid to employees of the hotel as tips and gratuities; the amount of any sales, use or excise taxes, taxes on rents and other similar taxes. Gross Receipts shall not be deemed cumulative from one calendar year to any succeeding calendar year. Rather they shall be computed separately for each calendar year on an accrual basis in accordance with the Uniform System of Accounts for Hotels (Ninth Revised Edition, 1996 as adopted by the American Hotel and Motel Association (the "Uniform System of Accounts"). Each sale on credit shall be treated as a sale for the full price in cash during the month in which such sale is initially made, irrespective of the time when Tenant or its manager actually receives payment (whether full or partial) from its customer or any applicable credit or credit card agency, and no deduction shall be allowed for uncollected or uncollectible credit accounts or sales. Revenue earned by Tenant or its manager from sales by any permitted sublessee, concessionaire or licensee on, in or from the Premises shall be included in Gross Receipts.

         4.3 Payment of Percentage Rent. Tenant shall within thirty (30) days after the end of each calendar quarter during the Term of this Lease submit to Landlord an unaudited (but certified by a duly authorized officer of Tenant) statement showing a detailed breakdown of the calculation of Percentage Rent on a quarterly and calendar year-to-date basis. For purposes of such quarterly calculations, Percentage Rent shall be due and payable on Gross Receipts in excess of $2,020,000.00 (being one fourth of the annual threshold referenced in Section 4.2 hereof.)] On or before February 1, May 1, August 1 and November 1 of each calendar year during the Term of this Lease, Tenant shall pay to Landlord, together with the installment of Base Rent then due, any Percentage Rent applicable to the immediately preceding calendar quarter (i.e., the May 1
Percentage Rent payment will constitute Percentage Rent due for the first calendar quarter of the year, and so on). Percentage Rent for any partial calendar quarter (i.e., in the first Lease year and the final Lease year) shall be prorated proportionately. Tenant's obligation to pay Percentage Rent for the calendar quarter which includes the date of termination of this Lease shall survive the termination hereof.

         Tenant shall, no later than 90 days following the end of each calendar year during the Term hereof furnish to Landlord for such calendar year a complete statement (the "Annual Operations Statement") certified by an independent certified public accountant who is actively engaged in the practice of his professions and who is acceptable to Landlord (which Statement shall also be certified either by an officer or a partner in Tenant), setting forth, with respect to such calendar year in reasonable detail the Gross Receipts derived by or for the benefit of the Tenant in respect of such calendar year together with copies of statements from the manager of the Hotel as to its respective operations in the Hotel or on the Premises including without limitation, all expenses incurred and income derived by them, respectively, in respect of the Premises. If the Annual Operations Statement for any calendar year indicated that the aggregate of the installment payments theretofore made with respect to such calendar year pursuant to this paragraph exceeds the Percentage Rent due for such calendar year, Landlord shall credit such overpayment together with interest thereon determined as set forth below in this paragraph against the next installment or installments of Base Rent falling due (or will pay the amount of such overpayment, together with such interest to Tenant if the Lease shall have terminated other than by reason of Tenant's default or if Landlord so elects to do so). If, on the other hand, the Annual Operations Statement indicates that the aggregate of the installment payments theretofore made with respect to such calendar year is less than the Percentage Rent due for such calendar year then Tenant shall pay the balance or excess, as the case may be, together with interest thereon determined as set forth below in this paragraph, to Landlord concurrently with the submission of the Annual Operations Statement. Interest shall accrue at the Prime Rate from the last day of the month to which it is so attributed until the date when the adjusted amount is fully credited or paid (as the case may be), in the manner as set forth above. For purposes of this Lease, Prime Rate shall mean and refer to the fluctuating annual rate equal at all times to the annual rate of interest publicly announced from time to time by Citibank, N.A. or, if such rate is no longer publicly announced by Citibank, N.A., the Prime Rate announced in the "Money Rates" Section of the Wall Street Journal. Each change in the Prime Rate shall take effect on the first day of the month immediately succeeding the month in which the corresponding change occurs in the then applicable rate referred to above, and in the event of multiple changes in such applicable rate during such month, the change in the Prime Rate shall be based on the last such applicable rate in effect during the subject month.

         4.4 Additional Rentals/Earn Out. In the event that Tenant and or Stormont Trice Management Corporation should, pursuant to the terms of paragraph 21 of that certain Hotel Purchase and Sale Contract between CNL Real Estate Advisors, Inc., and Buckhead Residence Associates, LLC, dated April 24, 1998, as amended by First Amendment to Hotel Purchase and Sale Contract dated July 31, 1998 (the "Purchase Contract") as assigned by CNL Real Estate Advisors, Inc., to Landlord, (which paragraph 21 survived the closing of such Purchase Contract), earn additional sales proceeds (purchase price), at such time as additional sales proceeds (purchase price) are, in fact, paid to Tenant or Tenant's designee pursuant to such paragraph 21, the Base Rent due hereunder shall concurrently therewith be increased by that sum derived by multiplying the amount of additional purchase price paid by the sum of ten and three-quarters percent (10.75%).

         4.5 Financial Statements. Throughout the Term of this Lease, Tenant shall prepare and deliver to Landlord at or prior to the end of each month during the Term hereof, a profit and loss statement and operating balance sheet showing the results of the operation of the Premises for the immediately preceding month and for the calendar year to date. Tenant shall provide Landlord with a complete financial statement which shall be delivered prior to the end of the next following month, in the form customarily provided in the industry and approved in advance by the Landlord, and which shall: (a) be taken from the books and records maintained by Tenant and its manager in the form specified herein; (b) follow the general form set forth in the Uniform System of Accounts; and (c) indicate variances from budgeted results for each line item against the approved budget for the Premises for such calendar year. The aforesaid profit and loss statement, operating balance sheet and financial statements shall be accompanied by an Officer's Certificate which, for purposes hereof shall mean a Certificate of any Officer of Tenant (or such Officer's designee), duly authorized, which such Officer shall certify (a) that such statements have been properly prepared in accordance with GAAP and the Uniform System of Accounts and are true, correct and complete in all material respects and fairly present the consolidated financial condition of the Tenant at and as of the dates thereof and the results of its operations for the period covered thereby, and (b) that no Event of Default has occurred and is continuing hereunder. Tenant shall deliver to Landlord within ninety (90) days after the end of each calendar year, a profit and loss statement, balance sheet and statement of cash flow certified by an independent certified public account who is actively engaged in the practice of his professional and who is acceptable to Landlord (which statement shall also be certified by an officer or partner in Tenant) together with copies of all reports and communications furnished to Tenant's manager, showing results from the operation of the Premises during such calendar year, and reasons for material variations from the approved budget for such year. Tenant shall also deliver to Landlord at any time and from time to time, upon not less than twenty
(20) days notice from Landlord, any financial statements or other financial reporting information required to be filed by Landlord with the Securities and Exchange Commission or any other governmental authority or required pursuant to any order issued by any court, governmental authority or arbitrator in any litigation to which Landlord is a party for purposes of compliance therewith. Any disputes concerning the contents of such statements or any accounting matter thereunder shall be determined by the approved independent certified public account providing such statement. The financial statements required herein are in addition to the statement required under Section 4.3 hereof.

         4.6 Records. Tenant shall keep and maintain at all times in accordance with generally accepted accounting principles, consistently applied, and the Uniform System of Accounts (separate and apart from its other books, records and accounts) complete and accurate up-to-date books and records adequate to reflect clearly and correctly the results of operations of the Premises, on an accrual basis, including but not limited to, each calculation of Percentage Rent. Such books and records shall be kept and maintained at the Premises or Tenant's principal office in Atlanta, Georgia or, upon notice to Landlord, at the principal office of the manager of the Premises in Atlanta, Georgia. Landlord or its representatives shall have, at all reasonable times during normal business hours, reasonable access, on reasonable advance notice, to examine and copy the books and records pertaining to the Premises. Such books and records shall be kept by the Tenant at the corporate offices of Stormont Trice Corporation in Atlanta and shall be available for at least four (4) years after the applicable quarterly calculation of Percentage Rent for Landlord's inspection, copying, review and audit at Landlord's expense during reasonable business hours and upon reasonable notice for the purpose of verifying the accuracy of Tenant's calculation of Percentage Rent. At Landlord's request, an authorized employee or agent of Tenant and its manager shall be available on a quarterly basis to meet with Landlord or its representatives and review the Tenant's operations and records.

         4.7 Audit. Landlord shall have the right to audit the books and records of Tenant at any time during the Term of this Lease. If any such audit of Tenant's books and records by Landlord or its agent shall reveal a deficiency in the calculation and/or payment of Percentage Rent, Tenant shall forthwith pay Landlord the amount of any such deficiency plus interest thereon at the rate specified in this Lease. If any such audit shall reveal a deficiency greater than three percent (3%) of the Percentage Rent actually paid by Tenant to Landlord, Tenant shall in addition to the amount of such deficiency and interest thereon, as aforesaid, also pay to Landlord the reasonable costs of such audit. Additionally, if Gross Receipts shall be found to be willfully or intentionally understated or if Percentage Rent shall be understated by three percent (3%) or more and Landlord has previously notified Tenant at least once during the Term of this Lease of a three percent (3%) or more understatement of Percentage Rent, or if proper books and records are not maintained by Tenant as required hereunder, Landlord shall have the right to declare an Event of Default under this Lease.

         4.8 Landlord Advances. If Landlord shall make any expenditure for which Tenant is responsible or liable under this Lease, or if Tenant shall become obligated to Landlord under this Lease for any sum other than Base Rent or Percentage Rent as hereinabove provided, the amount thereof shall be deemed to constitute additional rent ("Additional Rent") and shall be due and payable by Tenant to Landlord, together with all applicable sales taxes thereon, if any, simultaneously with the next succeeding monthly installment of Base Rent or at such other time as may be expressly provided in this Lease for the payment of the same.

         For the purpose of this Lease, the term "Rent" shall mean and be defined as all Base Rent, Percentage Rent and Additional Rent due from Tenant to Landlord hereunder.

         4.9 Sales Tax. In addition to the Rent and any other sums or amounts required to be paid by Tenant to Landlord pursuant to the provisions of this Lease, Tenant shall also pay to Landlord, simultaneously with such payment of such Rent or other sums or amounts, the amount of any applicable sales, use, excise or similar or other tax on any such Rent or other sums or amounts so paid by Tenant to Landlord, whether the same be levied, imposed or assessed by the State in which the Premises is located or any other federal, state, county or municipal governmental entity or agency. Any such sales, use, excise or similar or other taxes shall be paid by Tenant to Landlord at the same time that each of the amounts with respect to which such taxes are payable are paid by Tenant to Landlord. Landlord shall upon written request by Tenant provide to Tenant on an annual basis such reasonable information as shall be necessary to enable Tenant to pay such tax.

         4.10 Payment of Rent. Each of the foregoing amounts of Rent and other sums shall be paid to Landlord without demand and without deduction, set-off, claim or counterclaim of any nature whatsoever which Tenant may have or allege to have against Landlord, and all such payments shall, upon receipt by Landlord, be and remain the sole and absolute property of Landlord. All such Rent and other sums shall be paid to Landlord in legal tender of the United States at the address to which notices to Landlord are to be given or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant. If Landlord shall at any time accept any such Rent or other sums after the same shall become due and payable, such acceptance shall not excuse a delay upon subsequent occasions, or constitute or be construed as a waiver of any of Landlord's rights hereunder.

         4.11 Past Due Rent. If Tenant fails to make any payment of Rent or any other sums or amounts to be paid by Tenant hereunder on or before the fifth day after the date such payment is due and payable, Tenant shall pay to Landlord an administrative late charge of five percent (5%) of the amount of such payment. In addition, such past due payment shall bear interest at the Prime Rate plus eight percent (8%) from the date such payment became due to the date of payment thereof by Tenant. Thus, for example, if the Prime Rate is seven percent (7%) the said default rate would be fifteen percent (15%). Such late charge and interest shall constitute Additional Rent and shall be due and payable with the next installment of Rent due hereunder.

         4.12 No Abatement of Rent. No abatement, diminution or reduction (a) of Rent, charges or other compensation, or (b) of Tenant's other obligations hereunder shall be allowed to Tenant or any person claiming under Tenant, under any circumstances or for any reason whatsoever and to the maximum extent permitted by law, Tenant hereby waives the application of any local or state statutes, land rules, regulations or ordinance providing to the contrary.

         4.13 Security for Tenant's Performance. Tenant acknowledges that the Retained Funds (as defined in the Purchase Contract) constitute security for the faithful observance and performance by Tenant of all of the terms, covenants and conditions of this Lease to be observed and performed, including, without limitation, the surrender of possession of the Premises to Landlord as provided herein. If any Event of Default shall occur and be continuing, Landlord may, at its option, and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply so much of the Retained Funds as may be necessary to compensate Landlord toward the payment of Rent or other sums or loss or damage sustained by Landlord due to such breach by Tenant. It is understood and agreed that the amount of the

Retained Funds is not to be considered as prepaid Rent nor shall damages be limited to the amount of Retained Funds. Further, Landlord is not obligated to, but may, at its option, apply the Retained Funds to Rent or other charges not paid when due or for payment of damages incurred from Tenant's failure to perform under this Lease. Landlord's right to possession of the Premises for non-payment of Rent for any reason shall not in any way be affected by Landlord's possession of the Retained Funds. In addition, Tenant understands, acknowledges and agrees that in the event that this Lease is terminated pursuant to Article XIX hereof, the Retained Funds shall be applied against and used for payment of all sums and amounts due Landlord or which Landlord may recover on account of a default as contemplated in this Lease including, but not limited to, (a) all Rents and other sums, charges, payments, costs and expenses agreed and/or required to be paid by Tenant to Landlord, (b) all costs and expenses of Landlord in connection with the recovery of possession of the Premises, including reasonable attorneys fees (based upon services rendered at hourly rates) and court costs , and (c) the costs of the reletting or attempted reletting of the Premises. Any Retained Funds remaining after payment of the aforesaid sums shall be returned to Tenant. Provided this Lease is not terminated as a result of an Event of Default, the Retained Funds shall be paid as provided in the Purchase Contract.

                                    ARTICLE V
                              TAXES AND ASSESSMENTS

         5.1 Obligation to Pay Taxes. Throughout the entire Term of this Lease, Tenant shall bear, pay and discharge as Additional Rent and not later than the last day on which payment may be made without penalty or interest, any and all taxes, assessments and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, and each and every installment thereof which shall or may during the Term hereof be charged, laid, levied, assessed, or imposed upon, or arise in connection with, the use, occupancy or possession of the Premises or any part thereof, including, without limitation, ad valorem real and personal property taxes, and all taxes charged, laid, levied, assessed or imposed in lieu of or in addition to any of the foregoing by virtue of all present or future laws, ordinances, requirements, orders, directions, rules or regulations of federal, state, county and municipal governments and of all other governmental authorities whatsoever. Upon payment, Tenant shall promptly furnish to Landlord satisfactory evidence of the payment of all taxes, assessments, impositions or charges required to be paid by Tenant pursuant to the foregoing. Further, with respect to the calendar year in which the Term of this Lease commences, and any tax period or year prior to the Commencement Date (if different than a calendar year), Tenant shall be obligated to pay or cause to be paid, and shall pay or cause to be paid, all ad valorem taxes and personal property taxes and other charges and assessments due for such entire calendar year (or tax year) notwithstanding the date this Lease commences.

         Notwithstanding the foregoing, Tenant shall have the right, after prior written notice to Landlord, to contest at its own expense the amount and validity of any taxes affecting the Premises by appropriate proceedings under applicable law conducted in good faith and with due diligence and to postpone or defer payment thereof, provided and so long as:

                  (a) Such proceedings shall operate to suspend the collection of such taxes from Tenant or the Premises;

                  (b) Neither the Premises nor any part thereof would be in immediate danger of being forfeited or lost by reason of such proceedings, postponement or deferment; and

                  (c) In the case of the tax affecting the Premises which might be or become a lien, encumbrance or charge upon or result in any forfeiture or loss of the Premises or any part thereof, or which might result in loss or damage to Tenant or Landlord, Tenant, prior to the date such tax would become delinquent, shall have furnished Landlord with security satisfactory to Landlord, and, in the event that such security is furnished, Landlord shall not have the right during the period of the contest to pay, remove or discharge the tax.

         5.2 Tax and Insurance Escrow Account. In the event Tenant fails to timely pay any tax, assessment, imposition or charge required to be paid by Tenant pursuant to Section 5.1 hereof, Landlord shall have the right, by written notice to Tenant effective as of the date of such notice, to require Tenant to pay or cause to be paid into a separate account (the "Tax and Insurance Account") to be established by Tenant with a lending institution where the accounts for the Premises are maintained, (which lending institution shall be approved in advance by Landlord and which Tax and Insurance Account shall not be removed from such lending institution without the express prior approval of Landlord), and which Landlord may draw upon, a reserve amount sufficient to discharge the obligations of Tenant under Section 5.1 and Article 8 hereof (other than worker's compensation insurance premiums) with respect to real estate taxes and insurance as and when they become due (such amounts, the "Tax and Insurance Escrow Amount"). During each month commencing with the first full calendar month following the receipt of said notice from Landlord, Tenant shall deposit into the Tax and Insurance Account one twelfth of the Tax and Insurance Escrow Amount so that as each installment of insurance premiums and real estate taxes becomes due and payable, there are sufficient funds in the Tax and Insurance Account to pay the same. If the amount of such insurance premiums and real estate taxes has not been definitively ascertained by Tenant at the time when any such monthly deposit is to be paid, Landlord shall require payment of the Tax and Insurance Escrow Amount based upon the amount of premiums and real estate taxes paid for the preceding year, subject to adjustment as and when the amount of such premiums and real estate taxes are ascertained by Tenant. The Tax and Insurance Escrow Amount in the Tax and Insurance Account shall be and constitute additional security for the performance of Tenant's obligations hereunder and shall be subject to Landlord's security interest therein and shall, if there are sufficient funds in escrow, be used to pay taxes and insurance premium when due. Landlord and Tenant shall execute such documentation as may be necessary to create and maintain Landlord's security interest in the Tax and Insurance Account. The provisions of Section 23.9 shall not be applicable to this Article 5.

                                   ARTICLE VI
                                    UTILITIES

         Tenant shall be liable for and shall promptly pay directly all charges and fees (together with any applicable taxes or assessments thereon) when due for water, gas, electricity, air conditioning, heat, septic, sewer, refuse collection, telephone and any other utility charges, impact fees, or similar items in connection with the use or occupancy of the Premises. Landlord shall not be responsible or liable in any way whatsoever for the quality, quantity, impairment, interruption, stoppage, or other interference with any utility service, including, without limitation, water, air conditioning, heat, gas, electric current for light and power, telephone, or any other utility service provided to or serving the Premises. No such interruption, termination or cessation of utility services shall relieve Tenant of its duties and obligations pursuant to this Lease, including, without limitation, its obligation to pay all Rent as and when the same shall be due hereunder.

                                   ARTICLE VII
                             AGREEMENTS, FEES, ETC.

         Tenant shall keep and maintain in full force and free from defaults on the part of Tenant during the entire Term of this Lease all Franchise Agreements, license agreements and management agreements involving or relating to the operation of the Premises for its Permitted Use. In addition, Tenant shall either (a) keep and maintain in full force and free from defaults all service and maintenance contracts and other contracts and agreements involving or relating to the operation of the Premises for its Permitted Use (other than those set forth in the preceding sentence), or (b) itself provide the services contemplated by the agreements referenced in subparagraph (a) hereof. Tenant hereby represents that there are no equipment leases or maintenance or service contracts which are binding on Landlord or Tenant. Any new, and any change in any Franchise Agreement, license agreement, management agreement or equipment lease shall require Landlord's prior written consent, and with respect to any new, or amendment to any, Franchise Agreement, license agreement, management agreement, or equipment lease, the terms of Section 23.9 shall not be applicable. Tenant shall, at its sole cost and expense, pay all franchise fees, license fees, management fees or other expenses of any kind or nature whatsoever in connection with its operation of the Premises for its Permitted Use. Tenant shall also obtain and maintain all liquor licenses, certificates of occupancy and permits and licenses required to operate the Premises.

                                  ARTICLE VIII
                                    INSURANCE

         8.1 Insurance by Tenant. Throughout the Term of this Lease, Tenant shall, at its sole cost and expense, maintain in full force and effect the following types and amounts of insurance coverage on the Premises described in this Section 8.1. The policies for insurance coverage on the Premises, including the Improvements, FF&E and Tenant's Personal Property, shall satisfy the requirements of the Franchise Agreement and of any mortgage, security agreement or other financing lien affecting the Premises and all easement agreements affecting the Premises, if any.

                  (a) Property Insurance. "All Risk" (special) form insurance on the Improvements and all items of personal property used or useful in the operation and use of the Premises, including but not limited to all signs, awnings, canopies, gazebos, fences and retaining walls, and all FF&E and all other operating supplies and equipment for all lobbies, dining rooms, kitchens, laundries, halls, pantries, toilets, foyers, corridors and other public rooms and places, and for the parlors, suites, dressing rooms, bedrooms, baths and other private rooms, and for all workshops, store rooms and offices in the Premises necessary and proper for the complete and comfortable use, enjoyment, occupancy and operation of the Premises as required herein including all permitted alterations, changes, additions and replacements thereof and thereto, including without limitation, insurance against loss or damage from the perils covered under "All Risk" (Special) form, including, but not limited to the following: fire, windstorm, sprinkler leakage, vandalism and malicious mischief, water damage and other hazards and perils generally included under extended coverage, all in an amount sufficient to cover the full (100%) replacement value of the Improvements and FF&E, without a co-insurance provision, and shall include an Agreed Value endorsement and an Inflation Guard endorsement.

                  (b) Ordinance or Law Coverage with limits of not less than the Improvements for Coverage A (Loss to the undamaged portion of the building), limits not less than $500,000.00 for Coverage B (Demolition Cost Coverage), and limits not less than $500,000.00 for Coverage C (Increased Cost of Construction Coverage).

                  (c) Boiler and Machinery or System breakdown Insurance. Boiler and Machinery insurance against loss or damage from boilers, pressure vessels, or similar apparatus, air conditioning equipment, piping and machinery, pumps, engines, transformers, compressors, sprinklers, if any, now or hereafter installed in the Premises in the minimum amount of $5,000,000.00 or in such greater amounts as are then customary or as may be reasonably requested by Lessor from time to time.

                  (d) Builder's Risk Insurance. Builder's risk insurance in accordance with the requirements of this Article (in policy form and limits acceptable to the Landlord) but only prior to commencement of and during the construction of any permitted rehabilitation, replacement, reconstruction, restoration, renovation or alteration to the Premises.

                  (e) Flood Hazard Insurance. Flood hazard insurance if any portion of the Improvements is currently or at any time in the future located in a federally designated "Special Flood Hazard Area" and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor thereto) in an amount that reasonably assures that there will be sufficient proceeds to replace the Improvements and the FF&E in the event of a loss against which such insurance is issued, with limits and deductibles acceptable to Landlord.

                  (f) Earthquake Insurance. Earthquake insurance, if the Premises is currently, or at any time in the future, located within a Major Earthquake Disaster Area, in amounts, form and substance and with limits and deductibles satisfactory to the Landlord.

                  (g) Business Income Insurance. Business Income Insurance to be written on Special Form (and on Earthquake and Flood forms is such insurance for those risks is required) including Extra Expense, without a provision for co-insurance including an amount sufficient to pay at least eighteen (18) months of Rent for the benefit of Landlord, and at least eighteen months of Net Operating Income less Rent for the benefit of the Tenant.

                  (h) Commercial General Liability Insurance. Occurrence form commercial general liability and property damage insurance covering the Premises and the business conducted thereon and therein and providing coverage against liability for personal and bodily injury, death and property damage, including Liquor Liability, having limits of not less than ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) per occurrence and TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) aggregate (per location) and the limit on fire legal liability should be increased to a minimum of $1,000,000.00. Such insurance shall cover at least the following hazards: (i) premises and operations; (ii) products and completed operations; (iii) independent contractors; (iv) blanket contractual liability for all written and oral contracts; (v) advertising and personal injury and broad form property damage; and (vi) contractual liability covering the indemnities contained in Article XVIII hereof to the extent the same is available. Such insurance, and any and all other liability insurance maintained by Tenant in excess of or in addition to that required hereunder, shall name Landlord as an additional insured.

                  (i) Business Auto Liability Insurance. Business auto liability insurance including owned, non-owned and hired vehicles for combined single limit of bodily injury and property damage of not less than $1,000,000.00 per occurrence.

                  (j) Garage Keepers Liability Insurance. Garage keepers legal liability insurance covering both comprehensive and collision-type losses with a limit of liability in an amount not less than $1,000,000.00 per occurrence.

                  (k) Workers Compensation Insurance. Workers' compensation insurance, or comparable coverage if not required by state law, and Employers' Liability insurance in an amount of at least $1,000,000.00 per accident/disease covering all persons employed in connection with the performance of work of any nature in or about the Premises, in a form prescribed by the laws of the State in which the Premises is located.

                  (l) Umbrella Liability Policy. An Umbrella Policy shall be following form Primary General Liability, Automobile Liability and
         Employers Liability and include Liquor Liability with limits of not less than $50,000,000.00 per occurrence/aggregate per location.

                  (m) Other Insurance. Such additional insurance as may be reasonably required from time to time, by Landlord or any Mortgagee which is customarily carried by comparable lodging properties in the area, including, but not limited to Plate Glass Insurance, Fidelity Bonds/Employee Dishonesty Insurance, Innkeeper's Legal Liability Insurance, Safe Deposit Box Legal Liability Insurance, and Employment Practices Liability Insurance.

                  All deductibles on the insurance requirements of subparagraphs
         (a), (b), (c), (d), (e), (f) and (g) above (except as otherwise stipulated), shall not exceed $100,000.00 unless approved by Landlord. All insurance required hereunder, and all other insurance maintained by tenant on the Improvements and FF&E in excess of or in addition to that required hereunder, shall be carried in favor of Landlord and Tenant, as their respective interests may appear.

         8.2 Carriers and Features. All insurance policies required to be carried by Tenant as provided in this Article shall be issued by insurance companies approved by Landlord authorized and licensed to do business in the State in which the Premises is located. The insurance companies must have (as determined by Landlord at its discretion): (a) an investment grade rating for claims paying ability assigned by a credit rating agency approved by Landlord and (b) a general policy rating of A- or better and a financial class of VIII or better by A.M. Best & Company, Inc. All such policies shall be for periods of not less than one year and Tenant shall renew the same at least thirty (30) days prior to the expiration thereof. All such policies shall name as additional insureds, Landlord, CNL Hospitality Properties, Inc., CNL Real Estate Advisors, Inc. and any wholly or principally owned subsidiaries of either of them that may now or hereafter exist, as well as any Mortgagee or collateral assignee of Landlord, and shall require not less than thirty (30) days written notice to Landlord prior to any cancellation thereof or any change reducing coverage thereunder or any other material change, provided, however, for any cancellation due to non-payment, ten (10) days notice shall be required. In addition to the foregoing, all policies of insurance required in Section 8.1 above shall contain clauses or endorsements to the effect that (a) no act or negligence of Tenant, or anyone acting for Tenant, or failure to comply with the provisions of any policy which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Landlord is concerned, (b) Landlord shall not be liable for any insurance premiums thereon or subject to any assessments thereunder and (c) the coverages provided thereby will be primary and any insurance carried by any additional insured shall be excess and non-contributory.

         Tenant shall pay the premiums for all insurance policies which Tenant is obligated to carry under this Article and, at least thirty (30) days prior to the date any such policy of insurance must be in effect, deliver to Landlord a copy of the policy or policies, or a certificate or certificates thereof (on ACCORD 27 forms or equivalent) evidencing the coverage required herein and setting forth deductibles and the amount thereof, if any, along with evidence that the premiums therefor have been paid for at least the next ensuing quarter-annual period. Renewal certificates shall be delivered to the Landlord not later than the effective date of such insurance. A true and certified copy of each required policy shall be delivered to the Landlord not later than sixty
(60) days after the effective date of such insurance.

         8.3 Failure to Procure Insurance. In the event Tenant shall fail to procure insurance required under this Article and fail to maintain the same in full force and effect continuously during the Term of this Lease, Landlord shall be entitled to procure (but not be obligated to procure) the same and Tenant shall immediately reimburse Landlord for such premium expense as Additional Rent. Further, Tenant's obligation to maintain the insurance hereunder shall not relieve Tenant of liability under the indemnity provisions of this Lease.

         8.4 Waiver of Subrogation. Tenant agrees that, with respect to any losses incurred by Tenant and covered or contemplated by any of the policies referenced herein, Landlord shall not have any liability to Tenant, nor to any insurer of Tenant, for or in respect of such losses and Tenant shall require all policies of risk insurance carried by it on its property in the Premises to contain or be endorsed with a provision in and by which the Tenant and the insurer designated therein shall waive their rights of recovery and subrogation against Landlord.

         8.5 No Separate Insurance. Tenant shall not take out separate insurance, concurrent in form or contributing in the event of loss with that required by Sections 8.1 or 8.2 hereof, or increase the amount of any existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of such insurance, including Landlord and all Mortgagees, are included therein as additional insureds and the loss is payable under such insurance in the same manner as losses are payable under this Lease. In the event that Tenant shall take out any such separate insurance or increase the amounts of any then existing insurance, Tenant shall give Landlord prompt notice thereof.

                                   ARTICLE IX
                              DAMAGE OR DESTRUCTION

         9.1 Restoration and Repair. If, during the Term the Premises shall be totally or partially destroyed and the Improvements located thereon and/or the FF&E are thereby rendered Unsuitable for Its Permitted Use, (as hereinafter defined), either Landlord or Tenant may, by the giving of notice thereof to the other party, terminate this Lease, whereupon, this Lease shall terminate and Landlord shall be entitled to retain the insurance proceeds payable on account of such damage and Tenant shall pay or pay to Landlord the amount of any deductible. If, during the Term of this Lease, the Premises and/or Improvements and/or FF&E shall be destroyed or damaged in whole or in part by fire, windstorm or any other cause whatsoever, but the Premises are not rendered Unsuitable for Its Permitted Use, Tenant shall give Landlord immediate notice thereof and shall subject to the provisions of Section 9.2 below, repair, reconstruct or replace the Improvements and/or FF&E, or the portion thereof so destroyed or damaged, at least to the extent of the value and character thereof existing immediately prior to such occurrence including any Improvements or alterations required to be made by any governmental body, county or city agency, which may increase the replacement value of the Improvements which existed prior to the damage, due to any changes in code or building regulations. All such restoration work shall be started as practicable and diligently contemplated at Tenant's sole cost and expense. Tenant shall, however, immediately take such action as necessary to assure that the Premises (or any portion thereof, do not constitute a nuisance or otherwise present or constitute a health or safety hazard.

         9.2 Insufficient Insurance Proceeds. If this Lease is not otherwise terminated pursuant to this Section 9 and the cost of the repair or restoration of the Premises exceeds the amount of insurance proceeds received by Landlord and Tenant pursuant to this Section 9, Tenant shall give Landlord notice thereof, which notice shall set forth in reasonable detail the nature of such deficiency and whether Tenant shall pay and assume the amount of such deficiency (Tenant having no obligation to do so except that, if Tenant shall elect to make such funds available, the same shall become an irrevocable obligation of Tenant pursuant to this Lease). In the event Tenant shall elect not to pay and assume the amount of such deficiency, Landlord shall have the right (but not the obligation), exercisable at Landlord's sole election by notice to Tenant, given within sixty (60) days after Tenant's notice of the deficiency, to elect to make available for application to the cost of repair or restoration the amount of such deficiency; provided, however, in such event upon any disbursement by Landlord thereof, the Base Rent shall be adjusted in the manner contemplated for Major Repairs as provided in Section 11.2 hereof. In the event that neither Landlord nor Tenant shall elect to make such deficiency available for restoration, either Landlord or Tenant may terminate this Lease by notice to the other, whereupon this Lease shall terminate as provided in Section 9.1.

         For purposes hereof, the term "Unsuitable for Its Permitted Use" shall mean a state or condition of the Premises such that following any damage or destruction involving the Premises, the Premises cannot be operated in the good faith judgement of Tenant (after conferring with Franchisor, if required) on a commercially practicable basis for its Permitted Use and it cannot reasonably be expected to be restored to substantially the same condition as existed before such damage or destruction and as is otherwise required by this Section within twelve (12) months following such damage or destruction or such other shorter period of time as to which business interruption insurance is available to cover Rent and other costs related to the Premises following such damage or destruction.

         9.3 Escrow of Insurance Proceeds. In the event of a casualty resulting in a loss to the Improvements and/or FF&E in an amount greater than ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00), the proceeds of all insurance policies maintained by Tenant shall be deposited in Landlord's name in an escrow account at a bank or other financial institution designated by Landlord, and shall be used by Tenant for the repair, reconstruction or restoration of the Improvements and/or FF&E to their original condition. Such proceeds shall be disbursed periodically by Landlord upon certification of the architect or engineer having supervision of the work that such amounts are the amounts paid or payable for the repair, reconstruction or restoration. Tenant shall, at the time of establishment of such escrow account and from time to time thereafter until said work shall have been completed and paid for, furnish Landlord with adequate evidence acceptable to Landlord that at all times the undisbursed portion of the escrowed funds, together with any funds made available by Tenant, is sufficient to pay for the repair, reconstruction or restoration in its entirety. Tenant shall obtain, and make available to Landlord, receipted bills and, upon completion of said work, full and final waivers of lien. In the event of a casualty resulting in a loss payment for the Improvements in an amount equal to or less than the amount stated above, the proceeds shall be paid to Tenant, and shall be applied towards repair, reconstruction and restoration. Any and all loss adjustments with respect to losses payable hereunder shall require the prior written consent of Landlord. All salvage resulting from any risk covered by insurance shall belong to Tenant, provided any rights to the same have been waived by the insurer. In addition, notwithstanding anything in this Lease to the contrary, Tenant shall be strictly liable and solely responsible for the amount of any deductible and shall, upon any insurable loss in excess of $100,000.00, pay over the amount of such deductible to Landlord (for deposit in escrow with the insurance proceeds, as aforesaid) at the time and in the manner herein provided for payment of the applicable proceeds to Landlord.

         9.4 Abatement of Rent. This Lease shall remain in full force and effect and Tenant's obligation to make all payments of Rent and to pay all the charges as and when required under this Lease shall remain unabated during the Term notwithstanding any damage involving the

Premises (provided that Landlord shall credit against such payments any amounts paid to Landlord as a consequence of such damage under any business interruption insurance obtained by Tenant hereunder). The provisions of this Section 9.4 shall be considered an express agreement governing any cause of damage or destruction to the Premises and, to the maximum extent permitted by law, Tenant hereby waives the application of any local or state statute, law, rule, regulation or ordinance in effect during the Term which provides for such a contingency.

         9.5 Tenant's Property and Business Interruption Insurance. All insurance proceeds payable by reason of any loss of or damage to any of Tenant's Personal Property and the business interruption insurance maintained for the benefit of Tenant shall be paid to Tenant; provided, however, no such payments shall diminish or reduce the insurance payments otherwise payable to or for the benefit of Landlord hereunder.

                                    ARTICLE X
                       ADDITIONS, ALTERATIONS AND REMOVALS

         10.1 Prohibition. Except as hereinafter expressly provided in Section 10.2, no portion of the Premises shall be demolished, removed or altered by Tenant in any manner whatsoever without the prior written consent and approval of Landlord, which is not subject to Section 23.9 and may be withheld by Landlord in its sole and absolute discretion. Notwithstanding the foregoing, however, Tenant shall be entitled and obligated to undertake all alterations to the Premises required by the Franchise Agreement or any applicable law or ordinance including, without limitation, any alterations required by any Accessibility Laws, and, in such event, Tenant shall comply with the provisions of Section 10.2 below.

         10.2 Permitted Renovations. Landlord acknowledges that various minor, non-structural alterations may be undertaken by Tenant from time to time and that Tenant may be obligated under the Franchise Agreement to perform renovations and alterations. Landlord hereby agrees that Tenant shall be entitled to perform all such work on or about the Improvements; provided, however, that the same shall not weaken or impair the structural strength of the Improvements, or unless required by Franchise Agreement, alter their exterior design or appearance or the interior design or appearance of the lobby, materially impair use of any of the service facilities or fundamentally affect the character or suitability of the Improvements for hotel purposes or materially lessen or impair their value, and provided further, that in connection with any such permitted renovation, the following conditions shall be met, to wit:

                  (a) Before the commencement of any such work, plans and specifications therefor or a detailed itemization thereof prepared by a licensed architect approved by Landlord shall be furnished to Landlord for its review approval. The terms of Section 23.9 shall not be applicable to such approval. Such approval shall not constitute Landlord's agreement that the plans and specification are incompliance with applicable law or an assumption by Landlord of any liability in connection with the renovation work contemplated thereby.)



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



                  (b) Before the  commencement  of any such work,  Tenant  shall obtain the approval thereof by all governmental departments or authorities having or claiming jurisdiction of or over the Premises, if required by such departments or authorities, and with any public utility companies having an interest therein, if required by such utility companies. In any such work, Tenant shall comply with all applicable laws, ordinances, requirements, orders, directions, rules and regulations of the federal, state, county and municipal governments and of all other governmental authorities having or claiming jurisdiction of or over the Premises and of all their respective departments, bureaus and offices, and with the requirements and regulations, if any, of such public utilities, of the insurance underwriting board or insurance inspection bureau having or claiming jurisdiction, or any other body exercising similar functions, and of all insurance companies then writing policies covering the Premises or any part thereof.

                  (c) Tenant represents and warrants to Landlord that all such construction work will be performed in a good and workmanlike manner and in accordance with the plans and specifications therefore, the terms, provisions and conditions of this Lease and all governmental requirements.

                  (d) Landlord shall have the right to inspect any such construction work at all times during normal working hours and to maintain at the Premises for that purpose (at its own expense) such inspector(s) as it may deem necessary so long as such inspections do not interfere with Tenant's work (but Landlord shall not thereby assume any responsibility for the proper performance of the work in accordance with the terms of this Lease, nor any liability arising from the improper performance thereof).

                  (e) All such work shall be performed at Tenant's cost and expense and free of any expense to Landlord and free of any liens on Landlord's fee simple interest on or Tenant's leasehold interest in the Premises.

                  (f) Upon substantial completion of any such work Tenant shall procure a certificate of occupancy, if applicable, from the appropriate governmental authorities verifying the substantial completion thereof.

                  (g) Tenant shall, and hereby agrees to, indemnify and save and hold Landlord harmless from and against and reimburse Landlord for any and all loss, damage, cost, liability, fee and expense (including, without limitation, reasonable attorney's fees based upon service rendered at hourly rates) incurred by or asserted against Landlord which is occasioned by or results, directly or indirectly, from any construction or renovation activities conducted upon the Premises; whether or not the same is caused by or the fault of Tenant or any contractor, subcontractor, laborer, supplier, materialman or any other third party.

         10.3 Additions, Expansions and Structural Alterations. Except as expressly permitted in Section 10.2 above, nothing in this Article or elsewhere in this Lease shall be deemed to authorize Tenant to construct and erect any additions to or expansions of the Improvements, or perform any alterations of a structural nature whatsoever; it being understood that Tenant may do so only with the prior written consent and approval of Landlord, which consent and approval may be withheld by Landlord in its sole and absolute discretion and may be conditioned upon the payment by Tenant to Landlord of a fee.

                                   ARTICLE XI
                             MAINTENANCE AND REPAIRS

         11.1 Repairs by Tenant. Except as provided in Section 11.2 hereof, Tenant shall, at all times during the Term of this Lease and at its sole cost and expense, put, keep, replace and maintain the Premises (including, without limitation, all portions of the Improvements, including without limitation, the roof, plumbing systems, electric systems and HVAC systems, Tenant's Personal Property and the FF&E) in good repair and in good, safe and substantial order and condition, shall make all repairs thereto, both inside and outside, structural and non-structural, ordinary and extraordinary, howsoever the necessity or desirability for repairs may occur, and whether or not necessitated by wear, tear, obsolescence or defects, latent or otherwise, and shall use all reasonable precautions to prevent waste, damage or injury. Tenant shall also, at its own cost and expense, put, keep, replace and maintain all landscaping, signs, sidewalks, roadways, driveways and parking areas within the Premises in good repair and in good, safe and substantial order and condition and free from dirt, standing water, rubbish and other obstructions or obstacles. In addition, Tenant shall also, at its sole cost and expense, put, keep, replace and maintain the FF&E and Tenant's Personal Property in good repair and in good, safe and substantial order, howsoever the necessity or desirability for repairs may occur, and whether or not necessitated by wear, tear, obsolescence or defects. Tenant may at any time and from time to time remove and dispose of any of the FF&E which has become obsolete or unfit for use or which is no longer useful in the operation of the Hotel's business conducted by Tenant on the Premises; provided, however, that the FF&E so disposed of shall be promptly replaced by with other FF&E not necessarily of the same character, but of at least equal usefulness and quality as, and having a value at least equal to the value of, those disposed of, and in any event in accordance with and in compliance with the standards required by and the provisions of this Lease. Tenant shall further at all times maintain the Premises, including the grounds and landscaping, in an aesthetic pleasing manner.

         11.2  Landlord's  Obligation.  Except as  hereinafter  provided in this
Section 11.2 Landlord shall not be required to make any alterations, reconstructions, replacements, changes, additions, improvements or repairs of any kind or nature whatsoever to the Premises or any portion thereof (including, without limitation, any portion of the Improvements or any FF&E) at any time during the Term of this Lease. Landlord agrees that it shall be Landlord's responsibility to make and pay for major repairs, alterations, improvements, renewals, replacements or additions to the Premises, structure, roof or exterior facade, and to its mechanical, electrical, heating, ventilating air conditioning, plumbing and vertical transportation systems (all of the foregoing the "Major Repairs"). In this regard, Tenant shall prepare and deliver to Landlord for its review and approval, an annual estimate (the "Building Estimate") of the expenses necessary for Major Repairs which Tenant believes should be made to the Premises for the following Lease Year, which Building Estimate shall be submitted to Landlord for its review and approval not later than sixty (60) days prior to the commencement of each calendar year during the Term hereof. Tenant acknowledges and agrees that the terms of Section 23.9 shall not be applicable to this Section 11.2 and any Major Repairs not approved by Landlord shall not be made; provided, however, that Landlord agrees that it will not withhold its consent with respect to Major Repairs which are required by reason of any law, ordinance, regulation or order of governmental authority having jurisdiction (as determined by Landlord in its reasonable judgement) for the continued safe and orderly operation of the Premises or which are required by the Franchise Agreement or which are required in the case of an emergency. If the Landlord does not approve the Building Estimate or any Major Repair contemplated therein, the parties shall attempt in good faith during the subsequent thirty (30) day period to resolve any disputes, which attempts shall include, if requested by either party, at least one meeting of executive-level officers of Landlord and Tenant. In the event that the parties are still not able to reach agreement on the Building Estimate for any particular Lease Year after complying with the foregoing requirements of this Section 11.2, the parties shall adopt such portions of the Building Estimate as they may have agreed upon and any matters not agreed upon shall be referred to arbitration. Pending the results of such arbitration or the earlier agreement of the parties, no Major Repairs shall be made unless the same are set forth in a previously approved Building Estimate or are specifically required by Landlord or otherwise required in case of emergency as aforesaid. With respect to any such matter to be submitted to arbitration, Landlord shall be entitled to designate any nationally recognized accounting firm with a hospitality division of which
Landlord or an Affiliate of Landlord is not a significant client to serve as arbitrator of such dispute within fifteen (15) days after written demand for arbitration is received or sent by Landlord. In the event Landlord fails to make such designation within such fifteen (15) day period, Tenant shall be entitled to designate any nationally recognized accounting firm with a hospitality division of which Tenant or an Affiliate of Tenant is not a significant client to serve as arbitrator of such dispute within fifteen (15) days after Landlord fails to timely make such designation. In the event no nationally recognized accounting firm satisfying such qualifications is available and willing to serve as arbitrator, the arbitrator shall be appointed by the American Arbitration Association from among the members of its panel who are qualified and who have experience in resolving matters of a nature similar to the matter to be resolved by arbitration. In any event a single arbitrator shall be designated and shall resolve the dispute. The arbitrator's decision shall be binding on all parties and shall not be subject to further review or appeal except as otherwise allowed by applicable law. Upon failure of either party to comply with the arbitrator's decision, the arbitrator shall be empowered at the request of the other party to order such compliance by the non-complying party and to supervise or arrange for the supervision of the non-complying party to comply with the arbitrator's decision, all at the expense of the non-complying party. To the maximum extent possible, the arbitrator and the parties, and the American Arbitration Association, if applicable, shall take any action necessary to ensure that the arbitration shall be concluded within ninety (90) days following such dispute. The fees and expenses of the arbitrator shall be shared equally by the Landlord and the Tenant. Unless otherwise agreed to in writing by the parties or required by the arbitrator or the American Arbitration Association, if applicable, arbitration proceedings hereunder shall be conducted in the state where the Premises are located. Notwithstanding formal rules of evidence, each party may submit such evidence as each party deems appropriate to support its position and the arbitrator shall have access to and the right to examine all books and records of Landlord and Tenant regarding the Premises during such arbitration. In the event of the receipt by Tenant of a governmental order or other circumstances ascribed in the preceding sentence, Tenant shall promptly deliver the same to Landlord.

         The cost of Major Repairs shall be borne by Landlord and upon funding of the same by Landlord, Base Rent shall be adjusted as hereinafter provided in this paragraph. Landlord and Tenant acknowledge and agree that in the event that funding is necessary for Major Repairs, Landlord shall provide the funds required for such expenditures ("Additional Capital Investment") and Base Rent shall be increased by the amount necessary to provide a per annum yield on the Additional Capital Investment equal to the greater of (a) ten percent 10.00% or
(b) the yield on the ten-year U.S. Treasury Securities (at the time the Additional Capital Investment is requested by Tenant), plus 375 basis points.

         11.3 The FF&E Reserve. Tenant shall establish a separate interest bearing reserve account (the "FF&E Reserve") in a bank designated by Landlord and reasonably approved by Tenant. All interest earned on the FF&E Reserve shall be added to and remain part of the FF&E Reserve. The FF&E Reserve shall be used for the replacement and renewal of FF&E in an amount which shall not be less than the amount determined in accordance with the following provisions of this
Section 11.3 and Tenant shall use the FF&E Reserve only for the purposes of making replacements and substitutions to the FF&E and other capital expenditures as hereinafter referenced. All funds in the FF&E Reserve, all interest earned thereon and all property purchased with funds from the FF&E Reserve shall be and remain the property of Landlord. Both Tenant and Landlord shall be signatories on the FF&E Reserve Account and either party shall be authorized to withdraw funds from such account; provided, however, Landlord agrees that it shall not make any withdrawals therefrom so long as Tenant is not in default hereunder. Deposits to the FF&E Reserve shall be made as follows: (a) for each month during the first Lease Year during the Term hereof three percent (3%) of the Gross Receipts (as defined in Section 4.2 hereof) for such month shall be deposited in the FF&E Reserve; (b) for each month during the second Lease Year during the Term hereof four percent (4%) of the Gross Receipts for such month shall be deposited in the FF&E Reserve; and (c) for each month during the third Lease Year and each Lease Year thereafter during the Term hereof, five percent (5%) of Gross Receipts for such month shall be deposited in the FF&E Reserve. Deposits to the FF&E Reserve with respect to any such month shall be made in arrears within fifteen (15) after the end of such month. Within sixty (60) days after the close of each Lease Year, Tenant shall notify Landlord of the balance in the FF&E Reserve and of the account in which the FF&E Reserve is maintained. Tenant may only withdraw funds from the FF&E Reserve contained in the Approved FF&E Budget and, if not, only with the prior approval of Landlord, which funds shall be withdrawn to cover the costs of the replacement, renewal and additions related to the FF&E at the Premises and for routine or non-major repairs and maintenance to the Premises which are normally capitalized under generally accepted accounting principles, such as exterior and interior painting and resurfacing building walls, floors, roofs and parking areas and replacing folding walls and the like contemplated in the FF&E Budget (but which are not Major Repairs as described in, and the cost of which shall be borne by Landlord, as set forth in Section 11.2 hereof.) Not later than sixty (60) days prior to the commencement of each calendar year during the Term hereof, Tenant shall submit to Landlord a detailed budget of expenses for the forthcoming calendar year (the "FF&E Budget"). Such FF&E Budget shall reflect by line item the projected budget expenses for the Premises and assumptions on the basis of which such line items were prepared in narrative form if necessary, including separate budget items for all projected expenditures for replacements, substitutions and additions to FF&E. Tenant shall provide to Landlord reasonable additional detail, information and assumptions used in the preparation of the FF&E Budget as requested by Landlord. Tenant shall review the FF&E

Budget with Landlord, and subject to Landlord's approval, Tenant shall implement such FF&E Budget for the successive calendar year (during which it shall, if approved by Landlord, be referred to as the "Approved FF&E Budget"). Landlord shall have the right to disapprove any FF&E expenditures but Landlord agrees that it will not unreasonably withhold its consent and that it will consent to any expenditures required under the Franchise Agreement. Pending resolution of any dispute, the specific disputed item of the FF&E Budget shall be suspended and replaced for the calendar year in question by an amount equal to the lesser of (a) that proposed by Tenant for such calendar year or (b) such budget item for the calendar year prior thereto. Tenant shall not make any expenditures from the FF&E Reserve, nor shall Tenant deviate from the Approved FF&E Budget without the prior approval of Landlord, except in the case of emergency where immediate action is necessary to prevent imminent danger to person or property. Upon the expiration or earlier termination of this Lease, funds in the FF&E Reserve and all property purchased with funds from the FF&E Reserve shall be paid, granted and assigned to Landlord as Additional Rent.

                                   ARTICLE XII
                           LANDLORD'S RIGHT TO INSPECT

         Landlord, Mortgagee and their agents shall have the right to enter upon the Premises or any portion thereof at any reasonable time to inspect the same, including but not limited to, the operation, sanitation, safety, maintenance and use of the same, or any portions of the same and to assure itself that Tenant is in full compliance with its obligations under this Lease (but Landlord and Mortgagee shall not thereby assume any responsibility for the performance of any of Tenant's obligations hereunder, nor any liability arising from the improper performance thereof). In making any such inspections, neither Landlord nor Mortgagee shall unduly interrupt or interfere with the conduct of Tenant's business.

                                  ARTICLE XIII
                  ASSIGNMENT, TRANSFER AND SUBLETTING BY TENANT

         13.1  Transfers  Prohibited  Without  Consent.  Except as  provided  in
Section 13.4 hereof, Tenant shall not, without the prior written consent of Landlord, in each instance, sell, assign or otherwise transfer this Lease, or Tenant's interest in the Premises, in whole or in part, or any rights or interest which Tenant may have under this Lease, or sublet the Premises, or any part thereof, or grant or permit any lien or encumbrance on or security interest in Tenant's interest in this Lease. If given, the consent of Landlord to an assignment, transfer, subletting or encumbrance shall in no event be construed to relieve Tenant or such assignee or subtenant from the obligation of obtaining the express consent in writing of Landlord to any further assignment, transfer, subletting or encumbrance. In addition, any such approved assignee shall expressly assume this Lease by an agreement in recordable form, an original executed counterpart of which shall be delivered to Landlord prior to any assignment of the Lease. Any assignment, transfer, sublease or encumbrance in violation of this Article shall be voidable at Landlord's option. The terms of
Section 23.9 shall not be applicable to Landlord's approval hereunder.

         13.2 Indirect Transfer Prohibited Without Consent. A sale, assignment, pledge, transfer, exchange or other disposition of (a) the stock of Tenant or any general partner interest in Tenant or (b) any interest of a member or members of Tenant which results in a change or transfer of management or control of Tenant, or a merger, consolidation or other combination of Tenant with another entity which results in a change or transfer of management or control of Tenant, shall be deemed an assignment hereunder and shall be subject to Section 13.1 hereof. For purposes hereof, exchange or transfer of management or control or effective control, shall mean a transfer of 50% or more of the economic benefit of, or control of, any such entity.

         13.3 Adequate Assurances. Without limiting any of the foregoing provisions of this Article, if, pursuant to the U.S. Bankruptcy Code, as the same may be amended from time to time, Tenant is permitted to assign or otherwise transfer its rights and obligations under this Lease in disregard of the restrictions contained in this Article, the assignee agrees to provide adequate assurance to Landlord (a) that any Percentage Rent shall not decline substantially after the date of such assignment, (b) of the continued use of the Premises solely in accordance with the Permitted Use thereof, (c) of the continuous operation of the business in the Premises in strict accordance with the requirements of Article III hereof, and (d) of such other matters as Landlord may reasonably require at the time of such assumption or assignment. Such assignee shall agree that adequate assurance of future Percentage Rent under this Lease by the assignee shall mean the deposit of cash security with Landlord in an amount equal to the sum of the Percentage Rent paid for the preceding calendar year or, if a calendar year has not yet elapsed, a sum equal to five percent (5%) of the Base Rent then in effect, which deposit shall be held by Landlord, without interest, for the balance of the Term as security for the full and faithful performance of all the obligations under this Lease on the part of the assignee yet to be performed. In addition, adequate assurance shall mean that any such assignee shall have a net worth (exclusive of good will) of not less than twice the aggregate of the Rent due and payable for the previous Lease Year. Such assignee shall expressly assume this Lease by an agreement in recordable form, an original counterpart of which shall be delivered to Landlord prior to an assignment of the Lease.

         13.4 Permitted Transfer. Landlord hereby acknowledges and agrees that commencing with the first day of the fourth Lease Year of the Term hereof, it will consent to any requested transfer of this Lease by Tenant if Tenant is not in default hereunder and Tenant demonstrates to the Landlord's reasonable satisfaction that the proposed purchaser, transferee or assignee is a Single Purpose Entity (a) who has a verifiable net worth (determined in accordance with generally accepted accounting principles) of not less than two times the Rent due and payable for the Lease Year immediately preceding such proposed sale or transfer; (b) who is approved by the Franchisor under the Franchise Agreement and, if required, is approved by the manager of the Premises; (c) who has not been convicted of a felony and is known to have not engaged in criminal activity or other activity involving moral turpitude (including any affiliate of such person); (d) who does not, as its primary business, own, lease or operate any casino or gambling facility (including any affiliate of such person or entity);
(e) who does not own or operate a distillery, winery or brewery or distributorship of alcoholic beverages if such leasing, ownership or operation might reasonably impair the ability of Tenant or the manager of the Premises, or their Affiliates to obtain or retain any alcoholic beverage license for the premises; or who does not own or operate a hotel or other facility proscribed in
Section 3.5 hereof. Any approval of such successor Tenant shall not affect or alter Landlord's approval rights of each manager of the Premises and the conditions in the Section 13.4 shall only apply to a transfer of Tenant's interest in this Lease.

                                   ARTICLE XIV
                    LANDLORD'S INTEREST NOT SUBJECT TO LIENS

         14.1 Liens, Generally. Tenant shall not, directly or indirectly, create or cause to be imposed, claimed or filed upon the Premises, or Tenant's assets, properties or income or any portion thereof, or upon the interest of Landlord therein, any lien, charge, attachment, claim or encumbrance of any nature whatsoever. If, because of any act or omission of Tenant, any such lien, charge or encumbrance shall be imposed, claimed or filed by any party whosoever or whatsoever, Tenant shall, at its sole cost and expense, cause the same to be promptly (and in no event later than fifteen (15) days following receipt of notice of such lien, charge or encumbrance) fully paid and satisfied or otherwise promptly discharged of record (by bonding or otherwise) and Tenant shall indemnify and save and hold Landlord harmless from and against any and all costs, liabilities, suits, penalties, claims and demands whatsoever, and from and against any and all reasonable attorney's fees, at both trial and all appellate levels, resulting or on account thereof and therefrom. In the event that Tenant shall fail to comply with the foregoing provisions of this Section, Landlord shall have the option, but not the obligation, of paying, satisfying or otherwise discharging (by bonding or otherwise) such lien, charge or encumbrance and Tenant agrees to reimburse Landlord, upon demand and as Additional Rent, for all sums so paid and for all costs and expenses incurred by Landlord in connection therewith, together with interest thereon, until paid.

         14.2 Mechanics Liens. Landlord's interest in the Premises shall not be subjected to liens of any nature by reason of Tenant's construction, alteration, renovation, repair, restoration, replacement or reconstruction of any improvements on or in the Premises, or by reason of any other act or omission of Tenant (or of any person claiming by, through or under Tenant) including, but not limited to, mechanics' and materialmen's liens. All persons dealing with Tenant are hereby placed on notice that such persons shall not look to Landlord or to Landlord's credit or assets (including Landlord's interest in the Premises) for payment or satisfaction of any obligations incurred in connection with the construction, alteration, renovation, repair, restoration, replacement or reconstruction thereof by or on behalf of Tenant. Tenant has no power, right or authority to subject Landlord's interest in the Premises to any mechanic's or materialmen's lien or claim of lien. If a lien, a claim of lien or an order for the payment of money shall be imposed against the Premises on account of work performed, or alleged to have been performed, for or on behalf of Tenant, Tenant shall, within fifteen (15) days after written notice of the imposition of such lien, claim or order, cause the Premises to be released therefrom by the payment of the obligation secured thereby or by furnishing a bond or by any other method prescribed or permitted by law. If a lien is released, Tenant shall thereupon furnish Landlord with a written instrument of release in form for recording or filing in the appropriate office of land records of the County in which the Premises is located, and otherwise sufficient to establish the release as a matter of record.

         14.3 Contest of Liens. Tenant may, at its option, contest the validity of any lien or claim of lien if Tenant shall have first posted an appropriate and sufficient bond in favor of the claimant or paid the appropriate sum into court, if permitted by and in strict compliance with applicable law, and thereby obtained the release of the Premises from such lien. If judgment is obtained by the claimant under any lien, Tenant shall pay the same immediately after such judgment shall have become final and the time for appeal therefrom has expired without appeal

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



having been taken. Tenant shall, at its own expense, defend the interests of Tenant and Landlord in any and all such suits; provided, however, that Landlord may, at its election, engage its own counsel and assert its own defenses, in which event Tenant shall cooperate with Landlord and make available to Landlord all information and data which Landlord deems necessary or desirable for such defense.

         14.4 Notices of Commencement of Construction. If required by the laws of the State in which the Premises is located, prior to commencement by Tenant of any work on the Premises which shall have been previously permitted by Landlord as provided in this Lease, Tenant shall record or file a notice of the commencement of such work or similar notice required by applicable law (the "Notice of Commencement") in the land records of the County in which the Premises are located, identifying Tenant as the party for whom such work is being performed, stating such other matters as may be required by law and requiring the service of copies of all notices, liens or claims of lien upon Landlord. Any such Notice of Commencement shall clearly reflect that the interest of Tenant in the Premises is that of a leasehold estate and shall also clearly reflect that the interest of Landlord as the fee simple owner of the Premises shall not be subject to mechanics or materialmen's liens on account of the work which is the subject of such Notice of Commencement. A copy of any such Notice of Commencement shall be furnished to and approved by Landlord and its attorneys prior to the recording or filing thereof, as aforesaid.

                                   ARTICLE XV
                                  CONDEMNATION

         15.1 Complete Taking. If the whole of the Premises shall be taken or condemned for any public or quasi-public use or purpose, by right of eminent domain or by purchase in lieu thereof, or if a substantial portion of the Premises shall be so taken or condemned that the portion or portions remaining is or are not sufficient and suitable, in the mutual reasonable judgment of Landlord and Tenant, for the continued operation thereof as required herein, so as to effectively render the Premises untenantable, then this Lease and the Term hereby granted shall cease and terminate as of the date on which the condemning authority takes possession and all Rent shall be paid by Tenant to Landlord up to that date or refunded by Landlord to Tenant if Rent has previously been paid by Tenant beyond that date.

         15.2 Partial Taking. If a portion of the Premises is taken, and the portion or portions remaining can, in the mutual reasonable judgment of Landlord and Tenant, be adapted and used for the conduct of Tenant's business operation in accordance with the terms of this Lease, such that the Premises are not effectively rendered untenantable, then the Tenant shall, utilizing condemnation proceeds paid to Landlord from the condemning authority, promptly restore the remaining portion or portions thereof to a condition comparable to their condition at the time of such taking or condemnation, less the portion or portions lost by the taking, and this Lease shall continue in full force and effect except that the Rent payable hereunder shall, if necessary, be equitably adjusted to take into account the portion or portions of the Premises lost by the taking.

         15.3 Award. The entire award for the Premises or the portion or portions thereof so taken shall be apportioned between Landlord and Tenant as follows: (a) if this Lease terminates due to a taking or condemnation, Landlord shall be entitled to the entire award; (b) if this Lease does not terminate due to such taking or condemnation, Tenant shall be entitled to the award to

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



the extent required for restoration of the Premises, and Landlord shall be entitled to the balance of the award not applied to restoration. If this Lease does not terminate due to a taking or condemnation, Tenant shall, with due diligence, restore the remaining portion or portions of the Premises in the manner hereinabove provided. In such event, the proceeds of the award to be applied to restoration shall be deposited with a bank or financial institution designated by Landlord as if such award were insurance proceeds, and the amount so deposited will thereafter be treated in the same manner as insurance proceeds are to be treated under Section 9.2 of this Lease until the restoration has been completed and Tenant has been reimbursed for all the costs and expenses thereof. If the award is insufficient to pay for the restoration, Tenant shall be responsible for the remaining cost and expense of such restoration.

         15.4 Disputes. If Landlord and Tenant cannot agree in respect of any matters to be determined under this Article, a determination shall be requested of the court having jurisdiction over the taking or condemnation; provided, however, that if said court will not accept such matters for determination, either party may have the matters determined by a court otherwise having jurisdiction over the parties.

                                   ARTICLE XVI
                  SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE

         16.1 Subordination. This Lease, Tenant's interest hereunder and Tenant's leasehold interest in and to the Premises are hereby agreed by Tenant to be and are hereby made junior, inferior, subordinate and subject in right, title, interest, lien, encumbrance, priority and all other respects to any mortgage or mortgages now or hereafter in force and effect upon or encumbering Landlord's interest in the Premises, or any portion thereof, and to all collateral assignments by Landlord to any third party or parties of any of Landlord's rights under this Lease or the rents, issues and profits thereof or therefrom as security for any liability or indebtedness, direct, indirect or contingent, of Landlord to such third party or parties, and to all future modifications, extensions, renewals, consolidations and replacements of, and all amendments and supplements to any such mortgage, mortgages or assignments, and upon recording of any such mortgage, mortgages or assignments, the same shall be deemed to be prior in dignity, lien and encumbrance to this Lease, Tenant's interest hereunder and Tenant's leasehold interest in and to the Premises irrespective of the dates of execution, delivery or recordation of any such mortgage, mortgages or assignments. The foregoing subordination provisions of this Section shall be automatic and self-operative without the necessity of the execution of any further instrument or agreement of subordination on the part of Tenant. Provided, however, if the aggregate sum of all obligations secured by any mortgage or mortgages encumbering the Premises exceeds sixty percent (60%) of the fair market value of the Premises as determined at the time of such loan(s), Tenant's aforesaid subordination shall not be applicable to the portion of the loan(s) in excess of the said sixty percent (60%) and Tenant's written subordination (which shall not be unreasonably withheld) shall be required with respect to such excess. Tenant acknowledges and agrees that notwithstanding the foregoing automatic subordination, if Landlord or the holder or proposed holder of any such mortgage, mortgages, security interest in or assignment of the Lease (a "Mortgagee") shall request that Tenant execute and deliver any further instrument or agreement of subordination of this Lease or Tenant's interest hereunder or Tenant's leasehold interest in the Premises to any such mortgage, mortgages or assignments in confirmation or furtherance of or in addition to the foregoing subordination provisions of this Section, Tenant shall promptly

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



execute and deliver the same to the requesting party. Further, Tenant agrees that it will, from time to time, execute such reasonable documentation as may be requested by Landlord and any Mortgagee (a) to assist Landlord and such Mortgagee in establishing or perfecting any security interest in Landlord's interest in the FF&E Reserve and the funds therein; and (b) to facilitate or allow Landlord to encumber the Premises as herein contemplated. Further, should any rating agency require the same, Tenant agrees that it will execute such documentation as may be requested by such agency, including documentation and amendments to Tenant's organizational documents required to qualify Tenant as a single purpose entity, provided Landlord shall pay the reasonable costs incurred by Tenant in so qualifying and the Tenant will negotiate in good faith the requirements of such single person entity. Provided further, the parties hereto acknowledge that the requirements for a Single Purpose Entity on Exhibit H are not binding on Tenant in such circumstance. If, within thirty (30) days following Tenant's receipt of a written request by Landlord or the holder or proposed holder of any such mortgage, mortgages or assignments, Tenant shall fail or refuse or shall have not executed any such further instrument or agreement of subordination, for whatever reason, Tenant shall be in breach and default of its obligation to do so and of this Lease and Landlord shall be entitled thereupon to exercise any and all remedies available to Landlord pursuant to this Lease or otherwise provided by law. In connection with any granting by Tenant of a mortgage to a Mortgagee (as hereinafter defined) Landlord agrees in good faith to request on behalf of Tenant, a non-disturbance agreement from the Mortgagee in form reasonably acceptable to Tenant and Mortgagee.

         16.2 Attornment. Tenant shall and hereby agrees to attorn, and be bound under all of the terms, provisions, covenants and conditions of this Lease, to any successor of the interest of Landlord under this Lease for the balance of the Term of this Lease remaining at the time of the succession of such interest to such successor. In particular, in the event that any proceedings are brought for the foreclosure of any mortgage or security interest encumbering or collateral assignment of Landlord's interest in the Premises, or any portion thereof, Tenant shall attorn to the purchaser at any such foreclosure sale and recognize such purchaser as Landlord under this Lease, subject, however, to all of the terms and conditions of this Lease. Tenant agrees that neither the purchaser at any such foreclosure sale nor the foreclosing mortgagee or holder of such security interest or collateral assignment shall have any liability for any act or omission of Landlord, be subject to any offsets or defenses which Tenant may have as claim against Landlord, or be bound by any advance rents which may have been paid by Tenant to Landlord for more than the current period in which such rents come due.

         16.3 Rights of Mortgagees and Assignees. At the time of giving any notice of default to Landlord, Tenant shall mail or deliver to any Mortgagee a copy of any such notice. No notice of default or termination of this Lease by Tenant shall be effective until any Mortgagee shall have been furnished a copy of such notice by Tenant. In the event Landlord fails to cure any default by it under this Lease, the Mortgagee shall have, at its option, a period of thirty
(30) days after expiration of any cure period of Landlord within which to remedy such default of Landlord or to cause such default to be remedied. In the event that the Mortgagee elects to cure any such default by Landlord, then Tenant shall accept such performance on the part of such Mortgagee as though the same had been performed by Landlord, and for such purpose Tenant hereby authorizes any Mortgagee to enter upon the Premises to the extent necessary to exercise any of Landlord's rights, powers and duties under this Lease. If, in the event of any default by Landlord which is reasonably capable of being cured by a Mortgagee, the Mortgagee promptly commences

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



and diligently pursues to cure the default, then Tenant will not terminate this Lease or cease to perform any of its obligations under this Lease so long as the Mortgagee is, with due diligence, engaged in the curing of such default.

                                  ARTICLE XVII
                                   END OF TERM

         17.1 Surrender of Premises. Tenant shall, on or before the last day of the Term of this Lease or upon the sooner termination thereof, peaceably and quietly surrender and deliver to Landlord the Premises, including, without limitation, all Improvements and FF&E and all additions thereto and replacements thereof made from time to time over the Term of this Lease, in good order, condition and repair, reasonable wear and tear excepted, and free and clear of all liens and encumbrances.

         17.2 Holding Over. If Tenant or any other person or party shall remain in possession of the Premises or any part thereof following the expiration of the Term or earlier termination of this Lease without an agreement in writing between Landlord and Tenant with respect thereto, the person or party remaining in possession shall be deemed to be a tenant at sufferance, and during any such holdover, the Rent payable under this Lease by such tenant at sufferance shall be double the rate or rates in effect immediately prior to the expiration of the Term or earlier termination of this Lease. In no event, however, shall such holding over be deemed or construed to be or constitute a renewal or extension of this Lease.

                                  ARTICLE XVIII
                     LIABILITY OF LANDLORD; INDEMNIFICATION

         18.1 Liability of Landlord. Landlord shall not be liable to Tenant, its employees, agents, business invitee, licensees, customers, clients, family members or guests for any damage, injury, loss, compensation or claim, including, but not limited to, claims for the interruption of or loss to Tenant's business, based on, arising out of or resulting from any cause whatsoever (other than Landlord's negligence or wilful misconduct), including, but not limited to: (a) repairs to any portion of the Premises; (b) interruption in Tenant's use of the Premises; (c) any accident or damage resulting from the use or operation (by Landlord, Tenant or any other person or persons) of any equipment within the Premises, including without limitation, heating, cooling, electrical or plumbing equipment or apparatus; (d) the termination of this Lease by reason of the condemnation or destruction of the Premises in accordance with the provisions of this Lease; (e) any fire, robbery, theft, mysterious disappearance or other casualty; (f) the actions of any other person or persons; and (g) any leakage or seepage in or from any part or portion of the Premises, whether from water, rain or other precipitation that may leak into, or flow from, any part of the Premises, or from drains, pipes or plumbing fixtures in the Improvements. Any goods, property or personal effects stored or placed by the Tenant or its employees in or about the Premises shall be at the sole risk of the Tenant.

         18.2 Indemnification of Landlord. Tenant shall defend, indemnify and save and hold Landlord harmless from and against any and all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys' fees and court costs, incurred by Landlord, arising directly

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



or indirectly from or out of: (a) any failure by Tenant to perform any of the terms, provisions, covenants or conditions of this Lease or the Franchise Agreement or management agreement on Tenant's part to be performed including but not limited to the payment of any fee, cost or expense which Tenant is obligated to pay and discharge hereunder or under any Franchise Agreement or management agreement; (b) any accident, injury or damage which shall happen at, in or upon the Premises, however occurring; (c) any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation by any person of the Premises, or any part thereof, or the operation of the business contemplated by this Lease to be conducted thereon, thereat, therein, or therefrom; (d) any failure of Tenant to comply with any laws, ordinances, requirements, orders, directions, rules or regulations of any governmental authority, including, without limitation, the Accessibility Laws; (e) any contamination of the Premises, or the groundwaters thereof, arising on or after the date Tenant takes possession of the Premises and occasioned by the use, transportation, storage, spillage or discharge thereon, therein or therefrom of any toxic or hazardous chemicals, compounds, materials or substances, whether by Tenant or by any agent or invitee of Tenant; (f) any discharge of toxic or hazardous sewage or waste materials from the Premises into any septic facility or sanitary sewer system serving the Premises arising on or after the date Tenant takes possession of the Premises, whether by Tenant or by any agent of Tenant; or (g) any other act or omission of Tenant, its employees, agents, invitees, customers, licensees or contractors, provided, however, Tenant shall not be liable for or be obligated to indemnify Landlord from and against any damages resulting from Landlord's negligence or willful misconduct.

         Tenant's indemnity obligations under this Article and elsewhere in this Lease arising prior to the termination or permitted assignment of this Lease shall survive any such termination or assignment.

         18.3 Notice of Claim or Suit. Tenant shall promptly notify Landlord of any claim, action, proceeding or suit instituted or threatened against Tenant or Landlord of which Tenant receives notice or of which Tenant acquires knowledge. In the event Landlord is made a party to any action for damages or other relief against which Tenant has indemnified Landlord, as aforesaid, Tenant shall defend Landlord, pay all costs and shall provide effective counsel to Landlord in such litigation or, at Landlord's option, shall pay all attorneys' fees and costs incurred by Landlord in connection with its own defense or settlement of said litigation.

         18.4 Limitation on Liability of Landlord. In the event Tenant is awarded a money judgment against Landlord, Tenant's sole recourse for satisfaction of such judgment shall be limited to: (a) execution against the Landlord's interest in the Premises or, (b) at Tenant's option (which shall be irrevocable once elected), a credit against future Rent obligations due hereunder up to the amount of such judgment(s). In no event shall any partner, member, officer, director, stockholder or shareholder of Landlord or any partner thereof or Affiliate or subsidiary thereof, be personally liable for the obligations of Landlord hereunder.



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



                                   ARTICLE XIX
                                     DEFAULT

         19.1 Events of Default. Each of the following events shall be an Event of Default hereunder by Tenant and shall constitute a breach of this Lease:

                  (a) If Tenant shall fail to pay, when due, any Rent, or portion thereof, or any other sum due to Landlord from Tenant hereunder, and such failure shall continue for a period of five (5) days after the due date thereof.

                  (b) If Tenant shall violate or fail to comply with or perform any other term, provision, covenant, agreement or condition to be performed or observed by Tenant under this Lease, and such violation or failure shall continue for a period of thirty (30) days after written notice thereof from Landlord; provided, however, if such violation or failure is incapable of cure by Tenant within such thirty (30) days after Tenant's diligent and continuous efforts to cure the same, Tenant shall have an additional period of ninety (90) days to cure the same.

                  (c) If any assignment, transfer, sublease or encumbrance shall be made or deemed to be made that is in violation of the provisions of this Lease.

                  (d) If Tenant shall cease the actual and continuous operation of the business contemplated by this Lease to be conducted by Tenant upon the Premises (and such cessation is not the result of casualty, condemnation or renovation and accompanying restoration or is not otherwise permitted by Landlord or is not the result of a legal requirement or during an emergency); or if Tenant shall vacate, desert or abandon the Premises; or if the Premises shall become empty and unoccupied; or if the Premises or Improvements are used or are permitted to be used for any purpose, or for the conduct of any activity, not permitted by this Lease.

                  (e) If, at any time during the Term of this Lease, Tenant shall file in any court, pursuant to any statute of either the United States or of any State, a petition in bankruptcy or insolvency, or for reorganization or arrangement, or for the appointment of a receiver or trustee of all or any portion of Tenant's property, including, without limitation, its leasehold interest in the Premises, or if Tenant shall make an assignment for the benefit of its creditors or petitions for or enters into an arrangement with its creditors.

                  (f) If, at any time during the Term of this Lease, there shall be filed against Tenant in any courts pursuant to any statute of the United States or of any State, a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of all or a portion of Tenant's property, including, without limitation, its leasehold interest in the Premises, and any such proceeding against Tenant shall not be dismissed within sixty (60) days following the commencement thereof.



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



                  (g) If Tenant's leasehold interest in the Premises or property therein shall be seized under any levy, execution, attachment or other process of court where the same shall not be vacated or stayed on appeal or otherwise within thirty (30) days thereafter, or if Tenant's leasehold interest in the Premises is sold by judicial sale and such sale is not vacated, set aside or stayed on appeal or otherwise within thirty (30) days thereafter.

                  (h) If an Event of Default shall occur under and as defined in that certain Lease Agreement of even date herewith between Landlord and Tenant with respect to the Residence Inn - Gwinnett Place (the "Other Lease").

                  (i) If Tenant shall default under any Franchise Agreement or management agreement for or concerning the Premises.

                  (j) If a final unappealable determination is made by applicable state authorities of the revocation or limitation of any material license, permit, certification or approval required for the lawful operation of the Premises in accordance with its Permitted Use or there occurs the loss or material limitation of any material license, permit, certification or approval under any other circumstances under which Tenant is required to cease its operation of the Premises in accordance with its Permitted Use at the time of such loss or limitation.

                  (k) If any material representation or warranty made by Tenant under or in connection with this Lease, the Other Lease, or in any documents, certificate or agreement delivered in connection therewith proves to have been false or misleading in any material respect on the date when made or deemed made, and the same shall continue for five (5) business days after notice thereof from Landlord.

         19.2 Remedies on Default. If any of the Events of Default hereinabove specified shall occur, Landlord, at any time thereafter, shall have and may exercise any of the following rights and remedies:

                  (a) Landlord may, pursuant to written notice thereof to Tenant, terminate this Lease and, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Premises for Landlord's own account and, for Tenant's breach of and default under this Lease, recover immediately from Tenant any and all rents and other sums and damages due or in existence at the time of such termination, including, without limitation, (i) all Rent and other sums, charges, payments, costs and expenses agreed and/or required to be paid by Tenant to Landlord hereunder, (ii) all costs and expenses of Landlord in connection with the recovery of possession of the Premises, including reasonable attorney's fees based upon services rendered at hourly rates and court costs, and (iii) all costs and expenses of Landlord in connection with any reletting or attempted reletting of the Premises or any part or parts thereof, including, without limitation, brokerage fees, advertising costs, reasonable attorney's fees based upon services rendered at hourly rates based upon service rendered at hourly rates and the cost of any alterations or repairs or tenant improvements which may be reasonably required to so relet the Premises, or any part or parts thereof.


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



                  (b) Landlord may, pursuant to any prior notice required by law, and without terminating this Lease, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Premises for the account of Tenant, make such alterations of and repairs and tenant improvements to the Premises as may be reasonably necessary in order to relet the same or any part or parts thereof and relet or attempt to relet the Premises or any part or parts thereof for such term or terms (which may be for a term or terms extending beyond the Term of this Lease), at such rents and upon such other terms and provisions as Landlord, in its sole, but reasonable, discretion, may deem advisable. If Landlord takes possession and control of the Premises and operates the same, Tenant shall, for so long as Landlord is actively operating the Premises, have no obligation to operate the Premises. If Landlord relets or attempts to relet the Premises, Landlord shall at its sole discretion determine the terms and provisions of any new lease or sublease and whether or not a particular proposed new tenant or sublessee is acceptable to Landlord. Upon any such reletting, all rents received by the Landlord from such reletting shall be applied, (a) first, to the payment of all costs and expenses of recovering possession of the Premises, (b) second, to the payment of any costs and expenses of such reletting, including brokerage fees, advertising costs, reasonable attorney's fees based upon service rendered at hourly rates and the cost of any alterations and repairs reasonably required for such reletting; (c) third, to the payment of any indebtedness, other than Rent, due hereunder from Tenant to the Landlord, (d) fourth, to the payment of all Rent and other sums due and unpaid hereunder, and (e) fifth, the residue, if any, shall be held by the Landlord and applied in payment of future Rents as the same may become due and payable hereunder. If the rents received from such reletting during any period shall be less than that required to be paid during that period by the Tenant hereunder, Tenant shall promptly pay any such deficiency to the Landlord and failing the prompt payment thereof by Tenant to Landlord, Landlord shall immediately be entitled to institute legal proceedings for the recovery and collection of the same. Such deficiency shall be calculated and paid at the time each payment of rent shall otherwise become due under this Lease, or, at the option of Landlord, at the end of the Term of this Lease. Landlord shall, in addition, be immediately entitled to sue for and otherwise recover from Tenant any other damages occasioned by or resulting from any abandonment of the Premises or other breach of or default under this Lease other than a default in the payment of rent. No such re-entry, retaking or resumption of possession of the Premises by the Landlord for the account of Tenant shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention shall be given to the Tenant or unless the termination of this Lease be decreed by a court of competent jurisdiction. Notwithstanding any such re-entry and reletting or attempted reletting of the Premises or any part or parts thereof for the account of Tenant without termination, Landlord may at any time thereafter, upon written notice to Tenant, elect to terminate this Lease or pursue any other remedy available to Landlord for Tenant's previous breach of or default under this Lease.

                  (c) Landlord may, without re-entering, retaking or resuming possession of the Premises, sue for all Rent and all other sums, charges, payments, costs and expenses due from Tenant to Landlord hereunder either: (i) as they become due under this Lease, taking into account that Tenant's right and option to pay the Rent hereunder on a monthly basis in any particular Lease Year is conditioned upon the absence of a default on Tenant's part in the performance of its obligations under this Lease, or (ii) at Landlord's option, accelerate the maturity and due date of the whole or any part of the Rent for the entire then-remaining unexpired balance of the Term of this Lease, as well as all other sums, charges, payments, costs and expenses required to be paid by Tenant to Landlord hereunder, including, without limitation, damages for breach or default of Tenant's obligations hereunder in existence at the time of such acceleration, such that all sums due and payable under this Lease shall, following such acceleration, be treated as being and, in fact, be due and payable in advance as of the date of such acceleration. Landlord may then proceed to recover and collect all such unpaid Rent and other sums so sued for from Tenant by distress, levy, execution or otherwise. Regardless of which of the foregoing alternative remedies is chosen by Landlord under this subparagraph (c), Landlord shall not be required to relet the Premises nor exercise any other right granted to Landlord pursuant to this Lease, nor shall Landlord be under any obligation to minimize or mitigate Landlord's damages or Tenant's loss as a result of Tenant's breach of or default under this Lease. Provided, however, that in the event that Landlord exercises its option contained in (ii) above and collects from Tenant all sums contemplated thereby and Landlord thereafter relets the Premises (the parties acknowledging that Landlord shall be under no obligation to relet the Premises), then after deducting the amount of any indebtedness other than Rent due hereunder from Tenant to Landlord and the payment of all costs and expenses of reletting, including brokerage fees, attorneys fees, refurbishment, etc., Landlord agrees, after the expiration of each lease year under its lease with such new tenant, (and provided that Landlord has received and collected from the new tenant rental for such period equal to or greater than the Rent due hereunder and which was paid by Tenant to Landlord pursuant to (ii) above), to return to Tenant a sum equal to the portion of the accelerated rental paid by Tenant to Landlord pursuant to (ii) above allocable to each such recently expired lease year (after deducting a pro rata share of the aforesaid expenses allocable to each year). Landlord shall determine amount of such return in its sole discretion and such determination shall be final and binding on Tenant.

                  (d) Landlord may, in addition to any other remedies provided herein, enter upon the Premises or any portion thereof and take possession of (i) any and all of Tenant's Personal Property, if any, and; (ii) Tenant's books and records necessary to operate the Premises, without liability for trespasses or conversion (Tenant hereby waiving any right to notice or hearing prior to such taking of possession by Landlord) and sell the same by public or private sale, after giving Tenant reasonable notice of the time and place of any public or private sale, at which sale Landlord or its assigns may purchase all or any portion of Tenant's Personal Property, if any, unless otherwise prevented by law. Unless otherwise provided by law and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice if given at least ten (10) days before the date of sale. The proceeds from any such disposition, less all expenses incurred in connection with the taking of possession, holding and selling of such Property (including reasonable attorneys' fees based upon services rendered at hourly rates) shall be credited against Rent which is due hereunder.

                  (e) In addition to the remedies hereinabove specified and enumerated, Landlord shall have and may exercise the right to invoke any other remedies allowed at law or in equity as if the remedies of re-entry, unlawful detainer proceedings and other remedies were not herein provided. Accordingly, the mention in this Lease of any particular remedy shall not preclude Landlord from having or exercising any other remedy at law or in equity. Nothing herein contained shall be construed as precluding the Landlord from having or exercising such lawful remedies as may be and become necessary in order to preserve the Landlord's right or the interest of the Landlord in the Premises and in this Lease, even before the expiration of any notice periods provided for in this Lease, if under the particular circumstances then existing the allowance of such notice periods will prejudice or will endanger the rights and estate of the Landlord in this Lease and in the Premises. In addition, any provision of this Lease to the contrary notwithstanding, no provision of this Lease shall delay or otherwise limit Landlord's right to seek injunctive relief or Tenant's obligation to comply with any such injunctive relief.

                  Provided, however, in the event that the Tenant's default hereunder is the default contemplated in paragraph 19.1(j) above, and such default in not caused by Tenant or any person claiming by, through or under Tenant (including manager), or does not result form any action or inaction on the part of Tenant or any person claiming by, through or under Tenant (including the manager) but results solely from causes beyond Tenant's control or actions (or person claiming by, through or under Tenant) then with respect to such a default, Landlord's sole remedy shall be to terminate this Lease and Landlord shall not be entitled to recover from Tenant any damages.

         19.3 Landlord May Cure Tenant Defaults. If Tenant shall default in the performance of any term, provisions, covenant or condition on its part to be performed hereunder, Landlord may, after notice to Tenant and a reasonable time to perform after such notice (or without notice if, in Landlord's reasonable opinion, an emergency exists) perform the same for the account and at the expense of Tenant. If, at any time and by reason of such default, Landlord is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money, or is compelled to incur any expense in the enforcement of its rights hereunder or otherwise, such sum or sums, together with interest thereon at the Prime Rate plus eight percent (8%) shall be deemed Additional Rent hereunder and shall be repaid to Landlord by Tenant promptly when billed therefor, and Landlord shall have all the same rights and remedies in respect thereof as Landlord has in respect of the rents herein reserved.

         19.4 Landlord's Lien. Landlord shall have at all times during the Term of this Lease, a valid lien for all rents and other sums of money becoming due hereunder from Tenant, upon all goods, accounts, wares, merchandise, inventory, furniture, fixtures, equipment, vehicles and other personal property and effects of Tenant situated in or upon the Premises, and such property shall not be removed therefrom except in accordance with the terms of this Lease without the approval and consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged in full. Upon the occurrence of any Event of Default by Tenant, Landlord may, in addition to any other remedies provided herein or by law, enter upon the Premises and take possession of any and all goods, wares, merchandise, books and records, inventory, furniture, fixtures, equipment, vehicles and other personal property and effects of Tenant situated in or upon or with respect to the Premises without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property appraised, at which Landlord or its assigns may purchase any of the same and apply the proceeds thereof, less any and all expenses connected with the taking of possession and sale, as a credit against any sums due by Tenant, and Tenant agrees to pay any deficiency forthwith. If Landlord takes possession and control of the Premises and operates the same, Tenant shall for so long as Landlord is actively operating the Premises, have no obligation to operate the Premises. Alternatively, the lien hereby granted may be foreclosed in the manner and form provided by law for foreclosure of security interests or in any other manner and form provided by law. The statutory lien for rent, if any, is not hereby waived and the express contractual lien herein granted is in addition thereto and supplementary thereto. Tenant agrees to execute and deliver to Landlord from time to time during the Term of this Lease such Financing Statements as may be required by Landlord in order to perfect the Landlord's lien provided herein or by state law. Tenant further agrees that during an Event of Default or the pendency of any event or circumstance which, with the passage of time may become an Event of Default, Tenant shall not make any distributions to its shareholders, partners, members or other owners and any such distributions shall be considered and deemed to be fraudulent and preferential and subordinate to Landlord's claim for Rent and other sums hereunder.

         19.5 The Other Lease. As referenced in this Lease, Landlord and Tenant are, concurrently with the execution of this Lease, entering into the Other Lease. It is the express agreement and understanding of Landlord and Tenant that this Lease and the Other Lease are and shall be cross defaulted such that a default under and/or termination of this Lease or the Other Lease shall be in and constitute a default and or termination of the Other Lease or this Lease, respectively. Provided, however, if this Lease is terminated by either Landlord or Tenant as a result of a casualty pursuant to Sections 9.1 or 9.2, such termination shall not constitute or require a termination of the Other Lease and such Other Lease shall survive the termination of this Lease under Sections 9.1 and 9.2. Further, it is the express agreement, intent and understanding of Landlord and Tenant that this Lease and the Other Lease are not severable. Further, in the event that Tenant shall file for, or there shall be filed against Tenant, bankruptcy, insolvency or a similar arrangement or proceeding, that this Lease and the Other Lease shall be and remain cross defaulted and considered one Lease and may not be severed or assumed separately in any such proceedings, it being the express agreement and intent of Landlord and Tenant that both this Lease and the Other Lease shall be rejected by any receiver or trustee in any such proceedings or both said Leases shall be assumed by any such receiver or trustee.

         19.6 Rights Cumulative. The rights and remedies provided and available to Landlord in this Lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any other.


                                   ARTICLE XX
                                REIT REQUIREMENTS

         Tenant understands that, in order for Landlord to qualify as a real estate investment trust (a "REIT") under the Internal Revenue Code (the "Code"), the following requirements (the "REIT Requirements") must be satisfied:

         20.1 The average of the adjusted tax bases of the personal property that is leased to Tenant with respect to the Premises at the beginning and end of a calendar year cannot exceed fifteen percent (15%) of the average of the aggregate adjusted tax bases of the real and personal property comprising such Premises that is leased to Tenant under such lease at the beginning and end of such calendar year (the "Personal Property
Limitation"). If Landlord reasonably anticipates that the Personal Property Limitation will be exceeded with respect to the Premises for any Lease Year, Landlord shall notify Tenant, and Landlord and Tenant shall negotiate in good faith the purchase by Tenant of items of personal property anticipated by Landlord to be in excess of the Personal Property Limitation. Provided, however, that Tenant's responsibility to purchase such personal property will be offset by Landlord in some mutually agreeable manner.

         20.2 Tenant cannot sublet the property that is leased to it by Landlord, or enter into any similar arrangement, on any basis such that the rental or other amounts paid by the sublessee thereunder would be based, in whole or in part, on either (a) the net income or profits derived by the business activities of the sublessee or (b) any other formula such that any portion of the rent paid by Tenant to Landlord would fail to qualify as "rent from real property" within the meaning of Section 856(d) of the Code.

         20.3 Anything to the contrary in this Agreement notwithstanding, Tenant shall not sublease the property leased to it by Landlord to, or enter into any similar arrangement with, any person in which Landlord owns, directly or indirectly, a ten percent (10%) or more interest, with the meaning of Section 856(d)(2)(B) of the Code, and any such action shall be deemed void ab initio.

         20.4 Anything to the contrary in this Agreement notwithstanding, neither party shall take, or permit to take, any action that would cause Landlord to own, directly or indirectly, a ten percent (10%) or greater interest in the Tenant within the meaning of Section 856(d)(2)(B) of the Code, and any similar or successor provision thereto, and any such action shall be deemed void ab initio.

                                   ARTICLE XXI
                                     NOTICES

         Any notice required or permitted to be given under this Lease shall be deemed given if delivered personally to an officer or general partner of the party to be notified or sent by (a) United States registered or certified mail, postage prepaid, return receipt requested, (b) telecopy or (c) overnight courier service, and addressed as follows:

         If to Landlord:          CNL Hospitality Properties, Inc.
                                  400 East South Street, Suite 500
                                  Orlando, Florida   32801
                                  ATTN: Mr. C. Brian Strickland

         With a copy to:          Lowndes, Drosdick, Doster, Kantor & Reed, P.A.
                                  215 N. Eola Drive
                                  Orlando, Florida 32801
                                  ATTN:  Richard J. Fildes, Esquire

         If to Tenant:            STC Leasing Associates, LLC
                                  c/o Stormont Trice Corporation
                                  One Riverside
                                  Suite 300
                                  4401 Northside Parkway
                                  Atlanta, Georgia  30327
                                  ATTN: Mr. James M. Stormont, Jr.

         With a copy to:          King and Spalding
                                  191 Peachtree Street
                                  Atlanta, Georgia 30303-1763
                                  ATTN:  Robert G. Pennington, Esquire

or such other address or party as may be designated by either party by written notice to the other. Except as otherwise provided in this Lease, every notice, demand, request or other communication hereunder shall be deemed to have been given or served upon actual receipt thereof. Accordingly, a notice shall not be effective until actually received. Notwithstanding the foregoing, any notice mailed to the last designated address of any person or party to which a notice may be or is required to be delivered pursuant to this Lease shall not be deemed ineffective if actual delivery cannot be made due to a change of address of the person or party to which the notice is directed or the failure or refusal of such person or party to accept delivery of the notice.

                                  ARTICLE XXIII
                                  MISCELLANEOUS

         23.1 "Net" Lease. Landlord and Tenant acknowledge and agree that both parties intend that this Lease shall be and constitute what is generally referred to in the real estate industry as a "triple net" or "absolute net" lease, such that Tenant shall be obligated hereunder to pay all costs and expenses incurred with respect to, and associated with, the Premises and all personal property thereon and therein and the business operated thereon and therein, including, without limitation, all taxes and assessments, utility charges, insurance costs, maintenance costs and repair, replacement and restoration expenses (all as more particularly herein provided) and all costs and expenses for, under and with respect to the Franchise Agreement and any management agreement for the Premises, together with any and all other assessments, charges, costs and expenses of any kind or nature whatsoever related to, or associated with, the Premises and the business operated thereon and therein; provided, however, that Landlord shall nonetheless be obligated to pay any debt service on any mortgage encumbering Landlord's fee simple interest in the Premises, and Landlord's personal income taxes with respect to the rents received by Landlord under this Lease. Except as expressly hereinabove provided, Landlord shall bear no cost or expense of any type or nature with respect to, or associated with, the Premises.

         23.2 Estoppel Certificates. Tenant shall from time to time, within fifteen (15) days after request by Landlord and without charge, give a Tenant Estoppel Certificate in the form attached hereto as Exhibit E and containing such other matters as may be reasonably requested by Landlord to any person, firm or corporation specified by Landlord.

         23.3 Brokerage. Landlord and Tenant hereby represent and warrant to each other that they have not engaged, employed or utilized the services of any business or real estate brokers, salesmen, agents or finders in the initiation, negotiation or consummation of the business and real estate transaction reflected in this Lease. On the basis of such representation and warranty, each party shall and hereby agrees to indemnify and save and hold the other party harmless from and against the payment of any commissions or fees to or claims for commissions or fees by any real estate or business broker, salesman, agent or finder resulting from or arising out of any actions taken or agreements made by them with respect to the business and real estate transaction reflected in this Lease.

         23.4 No Partnership or Joint Venture. Landlord shall not, by virtue of this Lease, in any way or for any purpose, be deemed to be a partner of Tenant in the conduct of Tenant's business upon, within or from the Premises or otherwise, or a joint venturer or a member of a joint enterprise with Tenant.

         23.5 Entire Agreement. This Lease contains the entire agreement between the parties and, except as otherwise provided herein, can only be changed, modified, amended or terminated by an instrument in writing executed by the parties. It is mutually acknowledged and agreed by Landlord and Tenant that there are no verbal agreements, representations, warranties or other understandings affecting the same; and that Tenant hereby waives, as a material part of the consideration hereof, all claims against Landlord for rescission, damages or any other form of relief by reason of any alleged covenant, warranty, representation, agreement or understanding not contained in this Lease. This Lease shall not be changed, amended or modified except by a written instrument executed by Landlord and Tenant.

         23.6 Waiver. No release, discharge or waiver of any provision hereof shall be enforceable against or binding upon Landlord or Tenant unless in writing and executed by Landlord or Tenant, as the case may be. Neither the failure of Landlord or Tenant to insist upon a strict performance of any of the terms, provisions, covenants, agreements and conditions hereof, nor the acceptance of any Rent by Landlord with knowledge of a breach of this Lease by Tenant in the performance of its obligations hereunder, or the following of any practice or custom at variance with the terms hereof, shall not be deemed or constitute a waiver of any rights or remedies that Landlord or Tenant may have or a waiver of any subsequent breach or default in any of such terms, provisions, covenants, agreements and conditions or the waiver of the right to demand exact compliance with the terms hereof.

         23.7 Time. Time is of the essence in every particular of this Lease, including, without limitation, obligations for the payment of money.

         23.8 Costs and Attorneys' Fees. In addition to Landlord's rights under Sections 18.2 and 19.2, if either party shall bring an action to recover any sum due hereunder, or for any breach hereunder, and shall obtain a judgment or decree in its favor, the court may award to such prevailing party its reasonable costs and reasonable attorney's fees based upon service rendered at hourly rates, specifically including reasonable attorney's fees based upon service rendered at hourly rates incurred in connection with any appeals (whether or not taxable as such by law). Landlord shall also be entitled to recover its reasonable attorney's fees based upon service rendered at hourly rates and costs incurred in any bankruptcy action filed by or against Tenant, including, without limitation, those incurred in seeking relief from the automatic stay, in dealing with the assumption or rejection of this Lease, in any adversary proceeding, and in the preparation and filing of any proof of claim.

         23.9 Approval of Landlord. Whenever the consent to or of Landlord is referred to or is a condition precedent to the taking of any action by Tenant, unless otherwise provided herein, such consent or approval shall not be unreasonably withheld or delayed, and the failure of Landlord to notify Tenant that it does not give its consent or approval within thirty (30) days after receipt of any request shall be deemed to constitute such consent or approval. Whenever Tenant is required under this Lease to do anything to meet the satisfaction or judgement of Landlord, the reasonable satisfaction or judgement of Landlord shall be deemed sufficient. The foregoing provision of this Section shall not apply in any instance where the provisions of this Lease expressly state that the provisions of this Section do not apply or where the provisions of this Lease expressly state that such consent, approval or satisfaction are subject to the sole and absolute discretion or judgement of Landlord, and in each such instance Landlord's approval or consent may be unreasonably withheld or unreasonable satisfaction or judgement may be exercised by Landlord.

         23.10 Captions and Headings. The captions and headings in this Lease have been inserted herein only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of, or otherwise affect, the provisions of this Lease.

         23.11 Severability. If any provision of this Lease shall be deemed to be invalid, it shall be considered deleted therefrom and shall not invalidate the remaining provisions of this Lease.

         23.12 Successors and Assigns. The agreements, terms, provisions, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of Landlord and Tenant and, to the extent permitted herein, their respective successors and assigns.

         23.13 Applicable Law. This Lease shall be governed by, and construed in accordance with, the laws of the State in which the Premises is located.

         23.14 Recordation of Memorandum of Lease. At either party's option, a short form memorandum of this Lease, in the form attached hereto as Exhibit F shall be recorded or filed among the appropriate land records of the County in which the Premises is located, and Tenant shall pay the transfer and all recording costs associated therewith. In the event of a discrepancy between the provisions of this Lease and such short form memorandum thereof, the provisions of this Lease shall prevail.

         23.15 Waiver of Jury Trial. TENANT AND LANDLORD HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM OR THEIR HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR

ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LANDLORD'S ACCEPTING THIS LEASE.

         23.16 Guaranty. In order to further secure Tenant's obligations hereunder, Stormont Trice Corporation, Stormont Trice Development Corporation and Stormont Trice Management Corporation (each a "Guarantor" and collectively "Guarantors") have agreed to provide, and shall provide, a joint and several Guaranty of this Lease, the form of which Guaranty is attached hereto as Exhibit G and by this reference made a part hereof. The original of such Guaranty shall be executed by the Guarantors in connection with the execution of this Lease. The Guarantors have further joined in executing this Lease for the sole purpose of acknowledging their agreement to provide such Guaranty and the Guaranty referenced in Section 23.22. The Tenant is an Affiliate of the Guarantors and some if not all of the officers, directors and shareholders of the Guarantors are also officers and directors of the Tenant and the Guarantors therefore will benefit from Tenant's entering into this Lease.

         23.17    Landlord's Option to Terminate Lease.

                  (a) In the event Landlord enters into a bona fide contract to sell the Premises to a non-Affiliated Person, Landlord may terminate the Lease by giving not less than ninety (90) days' prior Notice to Tenant of Landlord's election to terminate the Lease effective upon the closing under such contract. Effective upon such closing, this Lease shall terminate and be of no further force and effect except as to any obligations of the parties existing as of such date that survive termination of this Lease. As compensation for the early termination of its leasehold estate under this Section 23.17(a), Landlord shall within 180 days of such closing, pay to Tenant the fair market value of Tenant's leasehold estate hereunder, plus twenty percent (20%). In addition, in the event if such early termination as provided herein in this Section 23.17 (a) Landlord shall deliver the Retained Funds to Tenant. In the event Landlord and Tenant are unable to agree upon the fair market value of an original or replacement leasehold estate, it shall be determined by appraisal using the appraisal procedure set forth in Section 23.17(b).

         For the purposes of this Section, fair market value of the leasehold estate (i) means, as applicable, an amount equal to the price that a willing buyer not compelled to buy would pay a willing seller not compelled to sell for Tenant's leasehold estate under this Lease or an offered replacement leasehold estate, and (ii) shall not contemplate the existence of a third party management agreement with respect to which management fees are paid.

                  (b) If it becomes necessary to determine fair market value for any purpose of this Lease, the party required or permitted to give Notice of such required determination shall include in the Notice the name of a person selected to act as appraiser on its behalf. Within ten (10) days after Notice, Landlord (or Tenant, as the case may be) shall by Notice to Tenant (or Landlord, as the case may be) appoint a second person as appraiser on its behalf. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto) with at lease five years experience in the State where the Premises are located appraising property similar to the Premises, shall, within 45 days after the date of the Notice appointing the first appraiser, proceed to appraise said the Premises to determine the fair market value as of the relevant date (giving effect to the impact, if any, of

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inflation  from the date of their  decision  to the  relevant  date);  provided, however, that if only one appraiser shall have been so appointed, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers are appointed and if the difference between the amounts so determined does not exceed five percent (5%) of the lesser of such amounts, then fair market value shall be an amount equal to fifty (50%) percent of the sum of the amounts so determined. If the difference between the amounts so determined exceeds five percent of the lesser of such amounts, then such two appraisers shall have twenty days to appoint a third appraiser. If no such appraiser shall have been appointed with such twenty days, or within ninety (90) days of the original request for a determination of fair market value, whichever is earlier, either Landlord or Tenant may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers or by such court shall be instructed to determine fair market value within 45 days after appointment of such appraiser. The determination of the
appraiser   which   differs  most  in  the  terms  of  dollar  amount  from  the determinations of the other two appraisers shall be excluded, and fifty percent of the sum of the remaining two determinations shall be final and binding upon Landlord and Tenant as the fair market value. This provision for determining by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Landlord shall pay the fees and expenses of the appraisers.

                  (c) In the event this Lease Agreement  terminates  pursuant to
Section 4(A) or 4(B) of that certain Owner Agreement between Landlord, Tenant and Franchisor of even date herewith (the "Owner Agreement"), as compensation for such termination, Landlord shall, within 180 days of such termination, pay Tenant the fair market value of Tenant's leasehold estate plus 20% as contemplated in subparagraph (a) hereof. Further, in the event Franchisor terminates the Owner Agreement and the Franchise Agreement pursuant to Section 4(C) of the Owner Agreement, (i) Landlord shall pay for all costs of "de-identifying" and "re-identifying" the Improvements, and (ii) Landlord and Tenant shall in good faith negotiate and agree upon a new "flag" for the Premises and any changes to the terms of this Lease. If Landlord and Tenant cannot agree upon a new "flag" or any changes to this Lease as referenced in
(ii) of the preceding sentence, either Landlord or Tenant shall have the right to terminate this Lease by notice to the other party, whereupon (x) this Lease shall terminate on the first business day following the expiration of the second calendar month after the receipt of such notice and Landlord shall within 60 days following such termination pay to Tenant the fair market value of Tenant's leasehold estate as determined pursuant to subparagraph (a) above; provided, however, Landlord shall not be obligated to pay the additional 20% of such fair market value as referenced in subparagraph (a) hereof.

         23.18 Treatment of Lease. Landlord and Tenant each agree to treat this Lease as a true lease for tax purposes and as an operating lease for generally accepted accounting principles.

         23.19 Landlord's Option to Acquire the Tenant's Personal Property; Transfer of Licenses. Upon the expiration or early termination of this Lease, the Landlord shall have the right and option to acquire all of Tenant's Personal Property then in place or utilized at or within the Premises for the then market value thereof (current replacement cost as determined by appraisal subject to, and with appropriate price adjustments for, all equipment leases, conditional sales contracts, UCC-1 Financing statements and other encumbrances to which such personal property

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is  subject,  at the  time of such  expiration  or  termination  of this  Lease.
Provided, Landlord's right to acquire the Tenant's Personal Property as herein provided shall be in addition to and not in lieu of Landlord's rights with respect to Tenant's Personal Property as a result of a default hereunder by Tenant. Further, upon the expiration or sooner termination of this Lease, Tenant shall use its best efforts to transfer and assign to Landlord or its designee or assist Landlord or its designee in obtaining, any contracts, licenses, permits, development rights, trade names, telephone exchange numbers identified with the Premises, approvals and certificates and all other transferable intangible property, miscellaneous rights, benefits and privileges of any kind or character with respect to the Premises useful or required for the then operation of the Premises.

         23.20    Tenant's Representations.

                  In addition to the any other representation or warranty set forth herein and as an inducement to Landlord to enter into this Lease, Tenant hereby represents and warrants to Landlord as follows:

                  (a) Tenant is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Georgia. Tenant has all requisite power and authority under the laws of the State of Georgia and its charter documents to enter into and perform its obligations under this Lease and to consummate the transactions contemplated hereby. Tenant is duly authorized to transact business in any jurisdiction in which the nature of the business conducted by it requires such qualification.

                  (b) Tenant has taken all  necessary  action to  authorize  the execution, delivery and performance of this Lease, and upon the execution and delivery of any document to be delivered by Tenant, prior to the date hereof, such document shall constitute the valid and binding obligation and agreement of Tenant, enforceable against Tenant in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and except to the extent that the availability of equitable relief may be subject to the discretion of the court before which any proceeding may be brought.

                  (c) Neither the  execution  and  delivery of this Lease or the compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charges or encumbrance upon any property or assets of Tenant pursuant to the terms of any other indenture, mortgage, deed of trust, note, evidence of indebtedness, agreement or other instrument to which Tenant may be a party or by which it or any of its properties may be bound, or violate any provisions of law, or any applicable order, writ, injunction, judgement or decree of any court, or any order or other public regulation of any governmental commission, bureau or administrative agency.

                  (d) There are no judgements presently outstanding and unsatisfied against Tenant or any of its properties, and neither Tenant nor any of its properties are involved in any material litigation at law or in equity or any proceeding before any court, or by or before any governmental or administrative agency, which litigation or proceeding could


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



         materially adversely affect Tenant, and no such material litigation or proceeding is, to the knowledge of Tenant, threatened against Tenant and no investigation looking toward such a proceeding has begun or is contemplated.

                  (e) To the knowledge of Tenant, neither this Lease nor any other document, certificate or statement furnished to Landlord by or on behalf of Tenant in connection with the transaction contemplated herein contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the knowledge of Tenant there is no fact or condition which materially and adversely affects the business, operations, affairs, properties or condition of Tenant which has not been set forth in this Lease or in other documents, certificates or statements furnished to Landlord in connection with the transaction contemplated hereby.

                  (f) Tenant hereby represents to Landlord that, in the reasonable opinion of Tenant, the Premises and the Improvements therein are adequately furnished and contain adequate FF&E and inventory consistent with the amount of FF&E and inventory which is customarily maintained in a hotel of the type and character of the Premises as otherwise required to operate the Premises in a manner contemplated by this Lease and in compliance with the Franchise Agreement and all legal requirements. In addition to the foregoing, Tenant shall provide and maintain throughout the Term, all Tenant's Personal Property as shall be necessary in order to operate the Premises in compliance with applicable legal requirements and insurance requirements and otherwise in accordance with customarily practice in the industry for the Permitted Use. If, from and after the Commencement Date, Tenant acquires an interest in any items of tangible personal property (other than motor vehicles) on, or in connection with the Premises which belong to anyone other than Tenant, Tenant shall require the agreement permitting such use to provide that Landlord or its designee may assume Tenant's rights and obligations under such agreement upon the termination of this Lease and any assumption of management or operation of the Premises by Landlord or its designee.

                  (g) Tenant shall deliver to Landlord within thirty (30) days after receipt of or after modification thereof, copies of all licenses authorizing Tenant and/or manager to operate the Premises for its Permitted Use.

                  (h) Tenant shall give prompt notice to Landlord of any litigation or any administrative proceeding to which it may hereafter become a party of which tenant has notice or actual knowledge and which involves a potential uninsured liability equal to or greater than $100,000.00 or which, in Tenant's reasonable opinion, may otherwise result in any material adverse change in the business, operations, property, prospects, results of operation or conditions, financial or otherwise, of Tenant.

                  (i) During the Term of this Lease, except as approved in writing by Landlord, and except for those nights when all rooms in the Premises are sold, Tenant shall not, either directly or indirectly, for itself, or through, or on behalf of, or in connection with any Person, divert or attempt to divert any business or customer of the Premises to any


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



         competitor, by direct or indirect inducement or otherwise, or do or perform, directly or indirectly, any other act injurious or prejudicial to the good will associate with the Landlord or the Premises.

                  (j) Tenant acknowledges that Tenant's failure or repeated delays in making prompt payment in accordance with the terms of any agreement, leases, invoices or statements for purchase or lease of furniture, fixtures, equipment, inventories, supplies, travel agent services or other goods or services will be detrimental to the reputation of Landlord and Tenant. Accordingly, Tenant agrees that Tenant shall pay when due all undisputed amounts owed by Tenant in connection with the operation of the Premises.

                  (k) All employees of Tenant are solely employees of Tenant and not Landlord. Tenant is not Landlord's agent for any purpose in regard to Tenant's employees or otherwise. Further, Tenant expressly acknowledges and agrees that Landlord does exercise any direction or control over the employment policies or employment decisions of Tenant.

                  (l) Tenant shall submit to Landlord within ninety (90) days after the end of each calendar year during the Term of this Lease, a list of all members of the Tenant (being a limited liability company), and the respective interests in Tenant held by each of such members as of the end of each calendar year. If Tenant is a corporation, or if any member of Tenant is a corporation, Tenant shall submit to Landlord within ninety (90) days after the end of each calendar year during the Term of this Lease, a list of all shareholders and the respective interests of Tenant (or such corporate member) held by each of such shareholders as of the end of each calendar year. In addition, if Tenant is a partnership, Tenant shall submit to Landlord within ninety
         (90) days after the end of each calendar year during the Term of this Lease a list of all partners and the respect interests in Tenant held by each partner as of the end of each calendar year.

         23.21 No Merger of Title. It is expressly acknowledged and agreed that it is the intent of the parties that there shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, this Lease or the leasehold estate created hereby and the fee estate or ground landlord's interest in the Premises.

         23.22 Additional Obligations relating to the Franchise Agreement. In addition to the obligations contained herein, Tenant agrees to deliver to Landlord (a) copies of all notices provided by the Franchisor to Tenant under the terms of the Franchise Agreement concerning notices of default, notices of changes or modifications to the Premises and the like; and (b) evidence of acceptable to Landlord that Tenant has paid to Franchisor all sums due from Tenant to Franchisor under the Franchise Agreement.

         In   addition  to  the   foregoing,   Tenant   expressly   understands,
acknowledges and agrees that in connection with the execution of this Lease, Landlord has entered into that certain Owner's Agreement between Landlord, Tenant and Franchisor and that in the event of a default under the Franchise Agreement by Tenant, Landlord may be or become liable to Franchisor under the terms of the Owner's Agreement and the Franchise Agreement. Tenant further acknowledges and

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



agrees that Tenant shall indemnify and hold Landlord harmless from and against any and all loss, damage, injunctions, obligations, suits, actions, fines, penalties, claims, demands, costs and expenses of any kind and nature resulting or arising directly or indirectly from Tenant's default under the Franchise Agreement. Accordingly, to further secure Tenant's indemnity obligations to Landlord hereunder with respect to defaults under the Franchise Agreement, the Guarantors, in addition to the Guaranty of even date herewith, referenced in
Section 23.16 hereof, shall execute that certain separate Guaranty in favor of Landlord, a copy of which is attached hereto as Exhibit I. The original of such Guaranty shall be executed by the Guarantors in connection with the execution of this Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed on or as of the day and year first above written.


Signed, sealed and delivered
in the presence of:                     CNL HOSPITALITY PARTNERS, L.P.
                                        a Delaware limited partnership

                                        By:   /s/ Charles A. Muller
                                        Name:    Charles A. Muller
                                        Title:    Executive Vice President

         (CORPORATE SEAL)

                                                 "LANDLORD"

                                        STC LEASING ASSOCIATES, LLC
                                        a Georgia Limited Liability Company


                                        By:    /s/ James M. Stormont, Jr.
                                        Name:  James M. Stormont, Jr.
                                        Its:  Authorized Member



         (CORPORATE SEAL)

                                                   "TENANT"

                                          STORMONT TRICE CORPORATION,


                                          By:    /s/ James M. Stormont, Jr.
                                          Name:   James M. Stormont, Jr.
                                          Its:    Treasurer


         (CORPORATE SEAL)



                                          STORMONT TRICE DEVELOPMENT
                                          CORPORATION


                                          By:      /s/ James M. Stormont, Jr.
                                          Name:    James M. Stormont, Jr.
                                          Its:     Vice President

         (CORPORATE SEAL)



                                          STORMONT TRICE MANAGEMENT
                                          CORPORATION


                                          By:      /s/ James M. Stormont, Jr.
                                          Name:    James M. Stormont, Jr.
                                          Its:    Treasurer

         (CORPORATE SEAL)

                                                  "GUARANTORS"

                JOINDER OF STORMONT TRICE MANAGEMENT CORPORATION

         Stormont Trice Management Corporation, as the manager of the Premises, hereby joins in the execution of this Lease as Manager for the purpose of acknowledging and agreeing to the restriction and limitation set forth in
Article 3.2 hereof (regarding the subordinate position of manager, the management agreement and management fees to this Lease) and Article 3.5 hereof regarding the operation of a Conflicting Business within the Prescribed Area by manager.


                                           STORMONT TRICE MANAGEMENT
                                           CORPORATION

                                           By:       /s/ James M. Stormont, Jr.
                                           Its:        Treasurer

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